UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Diversified Income Fund

October 31, 2022

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Diversified Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of October 31, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Diversified Income Fund	October 31, 2022 (Unaudited)

Performance preview (for the year ended October 31, 2022)

Delaware Diversified Income Fund (Institutional Class shares)	1-year return	-17.22%
Delaware Diversified Income Fund (Class A shares)	1-year return	-17.34%
Bloomberg US Aggregate Index (benchmark)	1-year return	-15.68%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks maximum long-term total return, consistent with reasonable risk.

Market review

The fiscal year ended October 31, 2022, was the worst 12-month period for fixed income returns in modern history. High inflation, which was initially dismissed as transitory, dominated the period. In fact, inflation rose throughout the fiscal year, reaching levels not seen in 40 years. That pushed the US Federal Reserve and other central banks to squeeze inflationary pressure out of the economy by aggressively raising interest rates.

Beginning in March, a series of five rate hikes took the federal funds rate from just above 0.00% in January 2022 to a range of 3.00% to 3.25% by the Fund’s fiscal year end. The Fed is expected to increase its target short-term rate to 4.50% in 2023 and possibly higher if necessary to quell inflation.

As the fiscal period neared completion, a recession seemed increasingly likely. Investors were hopeful that the economic contraction would be brief, just enough to prevent inflation from becoming entrenched, a situation that could wreak havoc on consumers and businesses, and lead to tougher measures and a more severe downturn.

Many, but not all, of the causes of inflation during the fiscal year can be traced to the pandemic. As consumers struggled through the global economic shutdown in 2020, governments around the world provided substantial fiscal and monetary relief, including direct payouts to consumers, to ease financial hardship. China’s zero-COVID policy exacerbated global supply-chain issues as supplies of chips and other commodities fell far short of rising demand. Labor shortages led to higher wages. On the geopolitical front, the Russian invasion of Ukraine in February 2022 exacerbated already critical shortages of energy, food, and other commodities.

Against that backdrop, it is not surprising to us that fixed income assets performed poorly. Any exposure to duration (a measure of a security’s sensitivity to interest rates) increased risk as interest rates rose rapidly. In an unusual turn for stressed periods, the higher-quality, more interest-rate-sensitive components of the market such as investment grade corporates and certain high-quality securitized assets, including mortgage-backed securities (MBS), were particularly impacted. Still, no corner of the market was spared, with

Portfolio management review
Delaware Diversified Income Fund

out-of-benchmark assets such as high yield and emerging markets debt selling off alongside the high-quality ones as investors grappled with higher interest rates and greater uncertainty. In a world in which virtually all assets had negative returns, there was no place to hide.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended October 31, 2022, Delaware Diversified Income Fund declined, underperforming its benchmark, the Bloomberg US Aggregate Index, which also declined. The Fund’s Institutional Class shares declined 17.22%. The Fund’s Class A shares declined 17.34% at net asset value and 21.04% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 15.68%. For complete, annualized performance of Delaware Diversified Income Fund, please see the table on page 5.

The Fund’s performance for the period reflected how we manage assets during periods of distress. At the start of the period, as we considered the possibility of tighter Fed policy and economic uncertainty, we took two important actions. First, we shortened the Fund’s duration in anticipation of rising interest rates. That helped to offset some of the market’s negative performance. Second, we consistently applied our investment approach and stood against the tide in a period of risk avoidance. While many investors avoided credit, agency MBS, and high yield bonds, we sought to take advantage of what we viewed as more-attractive valuations in those areas of the fixed income market when those opportunities presented themselves.

Accordingly, the near-term effect on the Fund was negative as we increased the Fund’s exposure to investment grade credit and agency MBS, in particular, as they continued to widen in the near term. Our objective here was to position the Fund to potentially benefit from an eventual recovery looking through the monetary and economic cycle in the context of historically attractive valuations.

When value is created in the market, we increase exposure to securities that we believe offer the most compelling risk-adjusted potential return. By purchasing these securities at compelling valuations, we believe that when markets stabilize, we should be able to outperform the Fund’s benchmark and potentially benefit from decisions we made during the distressed period.

The Fund’s overweight to investment grade corporate securities and high-quality commercial mortgage-backed securities (CMBS) significantly detracted from performance for the fiscal year. These securities underperformed as we added to the Fund’s exposure while credit spreads widened. The Fund’s out-of-index exposure to emerging markets debt and high-quality high yield securities, while conservative during this period, also detracted, as both sectors underperformed US Treasurys. In a period when spreads indiscriminately widened, any exposure to non-Treasurys also detracted from relative performance during the fiscal year.

Bausch + Lomb Corp. was a significant detractor. We invested in the company’s credits after negative news about a new drug awaiting approval resulted in a spate of underperformance. Additionally, a spinoff was not well received. Nonetheless, we are confident in the company’s ability to manage its balance sheet, and we continue to own its bonds in the Fund.

Russian oil firm Lukoil PJSC, an investment grade private oil producer with a solid fundamental profile, was expected to benefit from the energy sector’s improving trends. However, Lukoil’s fortunes changed sharply with the Russian invasion of Ukraine and the imposition of sanctions on Russian firms. As a result, the issuer underperformed. Based on the high degree of economic and political uncertainty, and social considerations, we exited the Fund’s modest exposure to Lukoil.

SVB Financial Group, a bank and financial holding company that operates Silicon Valley Bank, is a company in which we have high conviction based on its profitability, capital ratios, and asset quality. Given what was a high-issuance environment for banks during the fiscal year, however, banks generally underperformed and SVB Financial did even more poorly when it recently released a disappointing earnings report. Despite this, we remain confident in the caliber of SVB Financial’s management and its high-quality assets and capital position.

The Fund benefited from its management of the yield curve. Specifically, we were short duration throughout the period as interest rates increased. We finally returned the Fund to neutral and then modestly long duration as the 10-year Treasury yield crossed 4% and the tightening cycle was nearing its end by the end of the fiscal year. An underweight to MBS early in the period also contributed to the Fund’s performance as these securitized bonds significantly underperformed.

The Fund’s investment in T-Mobile US Inc. also contributed modestly to relative performance. It was a high-conviction position for us based on the company’s strong credit metrics and its large subscriber base relative to peers. That led us to believe it would be a rating-upgrade candidate. The company outperformed, and we still hold T-Mobile in the Fund.

Despite the market’s stress, we see a silver lining: With the sharply higher interest rates of the past year, we believe investors have the opportunity to benefit from significantly improved fixed income returns going forward. As we approach what we foresee as the end of the Fed’s tightening cycle, we are transitioning the Fund’s assets to a longer-duration position. We think that should enable us to take advantage of stable or declining interest rates as the economy tilts its focus from inflation to a likely recession.

As spreads have widened dramatically, particularly in higher-quality segments of the market, we think there will be opportunities for spread compression or yield advantage down the road. Accordingly, we remain constructive on higher-quality sectors, including investment grade corporate bonds, agency MBS, and high-quality securitized credit. We will continue to wait patiently for potentially more favorable opportunities within areas more sensitive to recession risk, such as high yield and emerging market bonds, as we believe their valuations do not fully reflect the risks.

Although we are optimistic about the ability of higher yields to cushion market volatility, we remain uncertain about global monetary policy and its lagging effect on economic activity. Therefore, we think it is highly likely that liquidity and valuations could fluctuate in the coming months, and these fluctuations, in our view, would be suitable to our agile approach to investing, which looks to monetize investor uncertainty.

We have used derivatives primarily for risk-management purposes. The Fund uses interest rate futures to manage yield-curve risk and broader portfolio risks. We may use interest rate options to protect against large changes in interest rates. Currency forwards are generally used to hedge non-US dollar risk

Portfolio management review
Delaware Diversified Income Fund

back to US dollars. We might also use foreign exchange (FX) forwards to gain access to a particular currency. However, we generally do that more directly through the bond market. In addition, we used credit default swaps (CDX) to more efficiently capture value in components of the market such as high yield during periods of underperformance, transitioning to cash bonds as liquidity permitted. Overall, these derivatives had a limited positive effect on the Fund’s performance.

Performance summary

Delaware Diversified Income Fund	October 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. December 29, 1997)
Excluding sales charge	-17.34%	-0.33%	+0.95%	—
Including sales charge	-21.04%	-1.25%	+0.48%	—
Class C (Est. October 28, 2002)
Excluding sales charge	-17.96%	-1.08%	+0.19%	—
Including sales charge	-18.75%	-1.08%	+0.19%	—
Class R (Est. June 2, 2003)
Excluding sales charge	-17.66%*	-0.59%	+0.68%	—
Including sales charge	-17.66%	-0.59%	+0.68%	—
Institutional Class (Est. October 28, 2002)
Excluding sales charge	-17.22%	-0.09%	+1.19%	—
Including sales charge	-17.22%	-0.09%	+1.19%	—
Class R6 (Est. May 2, 2016)
Excluding sales charge	-17.15%	0.00%	—	+0.84%
Including sales charge	-17.15%	0.00%	—	+0.84%
Bloomberg US Aggregate Index	-15.68%	-0.54%	+0.74%	—

*	Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Performance summary
Delaware Diversified Income Fund

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.87%	1.62%	1.12%	0.62%	0.53%
Net expenses (including fee waivers, if any)	0.70%	1.45%	0.95%	0.45%	0.36%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summary
Delaware Diversified Income Fund

Performance of a $10,000 investment1

For the period October 31, 2012 through October 31, 2022

	Starting value	Ending value
Delaware Diversified Income Fund — Institutional Class shares	$10,000	$11,252
Bloomberg US Aggregate Index	$10,000	$10,764
Delaware Diversified Income Fund — Class A shares	$9,550	$10,487

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on October 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of October 31, 2012. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587
Class R6	DPZRX	245917612

Disclosure of Fund expenses
For the six-month period from May 1, 2022 to October 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2022 to October 31, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratio	Expenses Paid During Period 5/1/22 to 10/31/22*
Actual Fund return†
Class A	$1,000.00	$920.60	0.70%	$3.39
Class C	1,000.00	917.10	1.45%	7.01
Class R	1,000.00	920.60	0.95%	4.60
Institutional Class	1,000.00	921.80	0.45%	2.18
Class R6	1,000.00	922.20	0.36%	1.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.68	0.70%	$3.57
Class C	1,000.00	1,017.90	1.45%	7.38
Class R	1,000.00	1,020.42	0.95%	4.84
Institutional Class	1,000.00	1,022.94	0.45%	2.29
Class R6	1,000.00	1,023.39	0.36%	1.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocation
Delaware Diversified Income Fund	As of October 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	3.28%
Agency Commercial Mortgage-Backed Securities	0.20%
Agency Mortgage-Backed Securities	22.00%
Collateralized Debt Obligations	1.73%
Convertible Bonds	0.66%
Corporate Bonds	47.29%
Banking	10.32%
Basic Industry	3.16%
Brokerage	0.63%
Capital Goods	1.90%
Communications	5.22%
Consumer Cyclical	3.02%
Consumer Non-Cyclical	4.47%
Electric	3.79%
Energy	5.28%
Finance Companies	2.33%
Industrials	0.06%
Insurance	1.32%
Natural Gas	0.30%
Real Estate	0.53%
Technology	2.30%
Transportation	2.47%
Utilities	0.19%
Municipal Bonds	0.49%
Non-Agency Asset-Backed Securities	1.77%
Non-Agency Collateralized Mortgage Obligations	2.52%
Non-Agency Commercial Mortgage-Backed Securities	9.64%
Loan Agreements	3.76%
Sovereign Bonds	1.61%
US Treasury Obligations	3.21%
Common Stocks	0.05%
Short-Term Investments	3.24%
Securities Lending Collateral	1.52%
Total Value of Securities	102.97%
Obligation to Return Securities Lending Collateral	(1.52%)
Liabilities Net of Receivables and Other Assets	(1.45%)
Total Net Assets	100.00%

Schedule of investments
Delaware Diversified Income Fund	October 31, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations – 3.28%
Fannie Mae Connecticut Avenue Securities Series 2017-C04 2M2 6.436% (LIBOR01M + 2.85%) 11/25/29 ●	1,137,395	$1,149,118
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 ●	3,672	3,708
Series 2002-T19 A1 6.50% 7/25/42	42,354	43,107
Series 2004-T1 1A2 6.50% 1/25/44	11,481	11,743
Fannie Mae REMIC Trust
Series 2002-W6 2A 7.50% 6/25/42 ●	10,105	10,019
Series 2003-W1 2A 5.317% 12/25/42 ●	6,257	6,025
Series 2004-W11 1A2 6.50% 5/25/44	117,930	120,354
Fannie Mae REMICs
Series 2011-118 DC 4.00% 11/25/41	59,359	55,248
Series 2013-44 Z 3.00% 5/25/43	22,911	17,122
Series 2015-34 OK 0.903% 3/25/44 Ω, ^	61,826	60,824
Series 2017-40 GZ 3.50% 5/25/47	2,010,603	1,777,285
Freddie Mac Multifamily Structured Pass Through Certificates Series X3FX A2FX 3.00% 6/25/27 t	4,515,000	4,217,007
Freddie Mac REMIC Series 4676 KZ 2.50% 7/15/45	1,853,073	1,590,377
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 4.636% (LIBOR01M + 1.05%) 12/25/29 ●	1,817,749	1,805,809
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2019-HQA4 M2 144A 5.636% (LIBOR01M + 2.05%) 11/25/49 #, ●	156,067	155,440
Series 2020-DNA2 M2 144A 5.436% (LIBOR01M + 1.85%) 2/25/50 #, ●	672,595	660,621
Series 2020-DNA6 M2 144A 4.997% (SOFR + 2.00%) 12/25/50 #, ●	8,496,618	8,356,386
Series 2020-HQA2 M2 144A 6.686% (LIBOR01M + 3.10%) 3/25/50 #, ●	1,723,213	1,723,733
Series 2021-DNA1 M2 144A 4.797% (SOFR + 1.80%) 1/25/51 #, ●	16,929,808	16,092,631
Series 2021-DNA3 M2 144A 5.097% (SOFR + 2.10%) 10/25/33 #, ●	6,770,000	6,455,189
Series 2021-DNA5 M2 144A 4.647% (SOFR + 1.65%) 1/25/34 #, ●	7,876,817	7,662,688
Series 2021-HQA1 M2 144A 5.247% (SOFR + 2.25%) 8/25/33 #, ●	19,600,000	17,921,476
Series 2021-HQA2 M2 144A 5.047% (SOFR + 2.05%) 12/25/33 #, ●	13,430,000	11,828,889

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2022-DNA1 M2 144A 5.497% (SOFR + 2.50%) 1/25/42 #, ●	3,500,000	$3,051,283
Series 2022-DNA2 M2 144A 6.747% (SOFR + 3.75%) 2/25/42 #, ●	2,000,000	1,828,215
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 t	12,584	13,019
Series T-58 2A 6.50% 9/25/43 t	192,391	193,117
GNMA
Series 2013-113 LY 3.00% 5/20/43	862,000	767,867
Series 2013-182 CZ 2.50% 12/20/43	1,294,749	1,159,493
Total Agency Collateralized Mortgage Obligations (cost $94,648,083)		88,737,793

Agency Commercial Mortgage-Backed Securities – 0.20%
FREMF Mortgage Trust
Series 2014-K37 B 144A 4.561% 1/25/47 #, ●	4,550,000	4,461,903
Series 2015-K44 B 144A 3.719% 1/25/48 #, ●	1,000,000	949,519
Series 2017-K71 B 144A 3.753% 11/25/50 #, ●	80,000	71,933
Total Agency Commercial Mortgage-Backed Securities (cost $5,970,592)		5,483,355

Agency Mortgage-Backed Securities – 22.00%
Fannie Mae 3.00% 2/1/57	128,045	109,462
Fannie Mae S.F. 15 yr
2.00% 3/1/36	2,624,816	2,307,577
2.50% 7/1/36	14,010,085	12,673,895
Fannie Mae S.F. 20 yr
2.00% 3/1/41	8,196,854	6,775,215
2.00% 5/1/41	7,711,780	6,355,302
3.00% 9/1/37	2,532,140	2,315,698
Fannie Mae S.F. 30 yr
2.00% 11/1/50	10,582,172	8,416,141
2.00% 12/1/50	5,723,484	4,530,779
2.00% 12/1/50	2,767,267	2,201,826
2.00% 1/1/51	2,762,145	2,205,374
2.00% 2/1/51	7,648,348	6,109,477
2.00% 3/1/51	8,387,407	6,638,261
2.00% 5/1/51	3,210,498	2,540,695
2.00% 8/1/51	3,801,272	3,020,191
2.00% 1/1/52	9,752,064	7,760,679

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.50% 9/1/50	7,594,447	$6,285,588
2.50% 10/1/50	5,749,027	4,742,100
2.50% 6/1/51	10,373,333	8,573,447
2.50% 8/1/51	19,388,603	15,968,426
3.00% 10/1/46	649,812	565,159
3.00% 4/1/47	5,344,799	4,632,737
3.00% 11/1/48	2,003,302	1,738,594
3.00% 12/1/49	12,529,331	10,797,058
3.00% 7/1/50	2,242,716	1,919,469
3.00% 8/1/50	1,954,236	1,672,769
3.00% 5/1/51	1,505,534	1,288,662
3.00% 7/1/51	12,329,679	10,561,180
3.00% 8/1/51	11,414,721	9,748,490
3.00% 12/1/51	1,716,401	1,469,730
3.50% 2/1/47	4,800,112	4,352,412
3.50% 7/1/47	5,997,752	5,440,455
3.50% 12/1/47	1,059,577	949,490
3.50% 1/1/48	2,300,585	2,067,402
3.50% 2/1/48	4,181,968	3,754,810
3.50% 12/1/49	758,840	675,851
3.50% 3/1/50	2,357,002	2,117,879
3.50% 8/1/50	5,623,414	5,060,467
3.50% 1/1/52	18,282,281	16,111,161
3.50% 5/1/52	7,782,382	6,892,059
4.00% 3/1/47	4,774,669	4,467,259
4.00% 4/1/47	1,348,322	1,260,660
4.00% 10/1/48	6,969,711	6,522,765
4.50% 6/1/40	16,758	16,192
4.50% 7/1/40	21,919	20,951
4.50% 8/1/41	25,757	24,926
4.50% 4/1/44	184,571	178,615
4.50% 2/1/46	18,241	17,591
4.50% 5/1/46	398,587	385,746
4.50% 4/1/48	1,821,008	1,769,972
4.50% 9/1/48	23,331	22,218
4.50% 1/1/49	9,658,750	9,247,423
4.50% 1/1/49	3,010,106	2,874,613
4.50% 1/1/50	4,595,050	4,409,378
4.50% 9/1/52	23,468,544	22,034,133
5.00% 7/1/47	292,537	292,842
5.00% 7/1/49	6,953,596	6,804,366

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.00% 7/1/52	8,208,874	$7,940,557
5.00% 10/1/52	23,809,093	23,049,263
5.50% 5/1/44	8,446,181	8,659,929
5.50% 10/1/52	14,112,410	13,974,692
5.50% 11/1/52	5,048,000	5,020,598
6.00% 6/1/41	3,912,352	4,011,289
6.00% 7/1/41	10,794,755	11,173,939
6.00% 1/1/42	3,113,996	3,223,519
Fannie Mae S.F. 30 yr TBA
5.50% 11/1/52	40,664,000	40,106,240
6.00% 11/1/52	13,945,000	14,011,882
Freddie Mac S.F. 15 yr
2.00% 12/1/35	12,423,941	10,953,153
3.00% 3/1/35	25,418,514	23,399,491
Freddie Mac S.F. 20 yr
2.50% 6/1/41	16,220,017	13,766,902
3.00% 4/1/42	1,222,624	1,059,140
5.00% 11/1/42	7,610,000	7,439,173
Freddie Mac S.F. 30 yr
2.00% 2/1/52	8,362,089	6,598,349
2.50% 10/1/50	6,913,393	5,740,422
2.50% 2/1/51	11,660,869	9,644,126
2.50% 10/1/51	17,469,038	14,386,943
3.00% 11/1/46	97,526	84,807
3.00% 1/1/50	1,879,320	1,614,196
3.00% 5/1/51	15,221,159	13,179,164
3.00% 8/1/51	4,060,452	3,472,061
3.50% 11/1/48	5,602,724	5,037,625
4.00% 7/1/47	405,455	379,144
4.00% 9/1/52	16,325,336	14,857,635
4.50% 3/1/42	19,646	19,036
4.50% 1/1/49	7,561,247	7,217,087
4.50% 4/1/49	2,076,707	1,987,079
4.50% 8/1/49	4,657,287	4,458,143
5.00% 7/1/52	7,859,993	7,624,978
5.50% 9/1/41	5,661,873	5,812,171
5.50% 9/1/52	5,656,625	5,657,412
5.50% 11/1/52	5,774,000	5,712,256
3.50% 4/1/52	20,417,011	17,998,921
GNMA I S.F. 30 yr 3.00% 3/15/50	1,074,745	934,104

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
GNMA II S.F. 30 yr
3.00% 8/20/50	1,860,180	$1,655,009
5.00% 9/20/52	3,827,528	3,731,201
5.50% 5/20/37	326,891	336,905
5.50% 6/20/49	7,890,330	7,966,589
6.50% 6/20/39	1,421	1,477
Total Agency Mortgage-Backed Securities (cost $677,006,469)		595,592,224

Collateralized Debt Obligations – 1.73%
AMMC CLO 22
Series 2018-22A A 144A 5.388% (LIBOR03M + 1.03%, Floor 1.03%) 4/25/31 #, ●	4,400,000	4,295,381
Apex Credit CLO
Series 2018-1A A2 144A 5.388% (LIBOR03M + 1.03%) 4/25/31 #, ●	11,200,000	10,814,350
Black Diamond CLO DAC
Series 2017-2A A2 144A 5.543% (LIBOR03M + 1.30%, Floor 1.30%) 1/20/32 #, ●	2,700,100	2,664,186
Catamaran CLO
Series 2014-1A A1BR 144A 5.715% (LIBOR03M + 1.39%) 4/22/30 #, ●	5,000,000	4,751,495
Man GLG US CLO
Series 2018-1A A1R 144A 5.383% (LIBOR03M + 1.14%) 4/22/30 #, ●	14,700,000	14,273,053
Saranac CLO VII
Series 2014-2A A1AR 144A 4.214% (LIBOR03M + 1.23%) 11/20/29 #, ●	200,890	197,961
Signal Peak CLO 5
Series 2018-5A A 144A 5.468% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #, ●	8,400,000	8,221,802
Venture 42 CLO
Series 2021-42A A1A 144A 5.209% (LIBOR03M + 1.13%, Floor 1.13%) 4/15/34 #, ●	300,000	284,656
Zais CLO 17
Series 2021-17A A1A 144A 5.573% (LIBOR03M + 1.33%, Floor 1.33%) 10/20/33 #, ●	1,500,000	1,457,180
Total Collateralized Debt Obligations (cost $48,363,490)		46,960,064

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Convertible Bonds – 0.66%
Kaman 3.25% exercise price $65.26, maturity date 5/1/24	8,044,000	$7,562,969
Liberty Broadband 144A 2.75% exercise price $857.56, maturity date 9/30/50 #	245,000	237,639
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	6,269,000	5,996,298
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	4,927,000	4,091,874
Total Convertible Bonds (cost $18,693,173)		17,888,780

Corporate Bonds – 47.29%
Banking – 10.32%
Access Bank
144A 6.125% 9/21/26 #	970,000	715,084
144A 9.125% 10/7/26 #, µ, Ψ	1,100,000	768,570
Akbank TAS 144A 6.80% 2/6/26 #	1,525,000	1,387,491
Ally Financial 4.70% 5/15/26 µ, Ψ	3,225,000	2,348,203
Banco Continental 144A 2.75% 12/10/25 #	2,175,000	1,868,108
Banco de Bogota 144A 6.25% 5/12/26 #	875,000	803,683
Banco del Estado de Chile 144A 2.704% 1/9/25 #	425,000	397,024
Banco GNB Sudameris 144A 7.50% 4/16/31 #, µ	980,000	669,178
Banco Industrial 144A 4.875% 1/29/31 #, µ	735,000	657,455
Banco Mercantil del Norte 144A 8.375% 10/14/30 #, µ, Ψ	770,000	670,720
Banco Nacional de Panama 144A 2.50% 8/11/30 #	505,000	364,432
Banco Santander Mexico 144 A 5.375% #	705,000	684,802
Bancolombia 7.139% 10/18/27 µ	1,010,000	876,811
Bank Hapoalim 144A 3.255% 1/21/32 #, µ	1,880,000	1,547,926
Bank Leumi Le-Israel
144A 3.275% 1/29/31 #, µ	720,000	616,140
144A 5.125% 7/27/27 #	1,285,000	1,254,186
Bank of America
2.482% 9/21/36 µ	28,035,000	20,065,216
2.551% 2/4/28 µ	2,295,000	1,987,271
2.972% 2/4/33 µ	1,680,000	1,304,141
4.948% 7/22/28 *, µ	9,545,000	9,112,113
Bank of New York Mellon
4.70% 9/20/25 µ, Ψ	6,728,000	6,458,880
5.802% 10/25/28 µ	1,345,000	1,354,871
5.834% 10/25/33 µ	1,820,000	1,824,103

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Barclays
5.501% 8/9/28 µ		1,550,000	$1,431,895
7.325% 11/2/26 µ		2,850,000	2,847,680
BBVA Bancomer 144A 5.875% 9/13/34 #, µ		960,000	804,336
CIMB Bank 144A 2.125% 7/20/27 #		1,275,000	1,095,569
Citigroup 5.61% 9/29/26 µ		6,705,000	6,620,642
Citizens Bank 6.064% 10/24/25 µ		4,740,000	4,775,817
Credit Agricole 144A 2.811% 1/11/41 #		12,388,000	7,050,814
Credit Suisse Group
144A 2.593% 9/11/25 #, µ		2,760,000	2,452,193
144A 4.50% 9/3/30 #, *, µ, Ψ		2,170,000	1,297,530
144A 6.442% 8/11/28 #, µ		5,220,000	4,715,622
Emirates NBD Bank PJSC
2.625% 2/18/25		710,000	665,625
6.125% 4/9/26 µ, Ψ		740,000	698,667
Fifth Third Bancorp 4.337% 4/25/33 µ		2,085,000	1,811,005
Fifth Third Bank 5.852% 10/27/25 µ		3,500,000	3,505,852
Goldman Sachs Group
1.542% 9/10/27 µ		12,653,000	10,626,525
3.615% 3/15/28 µ		5,395,000	4,867,313
Hana Bank 144A 1.25% 12/16/26 #		740,000	625,353
Huntington National Bank 4.552% 5/17/28 µ		4,835,000	4,619,622
ICICI Bank 144A 4.00% 3/18/26 #		745,000	701,564
JPMorgan Chase & Co.
1.764% 11/19/31 µ		6,760,000	4,926,353
1.953% 2/4/32 µ		3,085,000	2,263,051
3.109% 4/22/51 µ		1,215,000	760,234
3.882% 7/24/38 µ		4,465,000	3,466,831
4.60% 2/1/25 µ, Ψ		3,570,000	3,194,793
4.851% 7/25/28 µ		10,385,000	9,880,200
4.912% 7/25/33 µ		5,270,000	4,799,578
KeyCorp 4.789% 6/1/33 *, µ		7,955,000	7,205,513
Morgan Stanley
0.495% 10/26/29 µ	EUR	4,650,000	3,649,384
1.928% 4/28/32 µ		4,365,000	3,169,529
2.484% 9/16/36 µ		14,988,000	10,627,964
6.138% 10/16/26 µ		2,120,000	2,127,739
6.296% 10/18/28 µ		3,405,000	3,437,928
6.342% 10/18/33 µ		1,930,000	1,959,488
NBK SPC 144A 1.625% 9/15/27 #, µ		2,470,000	2,106,078
NongHyup Bank 144A 0.875% 7/28/24 #		940,000	872,105

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Oversea-Chinese Banking 144A 4.25% 6/19/24 #		1,480,000	$1,453,628
PNC Bank 4.05% 7/26/28		6,875,000	6,245,064
PNC Financial Services Group
5.671% 10/28/25 µ		2,775,000	2,779,048
6.20% 9/15/27 µ, Ψ		2,455,000	2,331,514
QNB Finance 2.625% 5/12/25		2,770,000	2,576,335
Shinhan Financial Group 144A 3.34% 2/5/30 #, µ		855,000	788,649
State Street 2.203% 2/7/28 µ		3,055,000	2,651,793
SVB Financial Group
1.80% 2/2/31		2,130,000	1,459,671
4.00% 5/15/26 µ, Ψ		6,135,000	4,300,915
4.57% 4/29/33 µ		9,670,000	8,138,047
Toronto-Dominion Bank 4.108% 6/8/27 *		6,445,000	6,041,468
Truist Bank 2.636% 9/17/29 µ		15,293,000	14,162,774
Truist Financial
1.887% 6/7/29 µ		9,490,000	7,660,304
4.95% 9/1/25 µ, Ψ		4,255,000	4,084,800
6.123% 10/28/33 µ		2,365,000	2,372,560
UBS Group
0.25% 11/5/28 µ	EUR	2,350,000	1,875,904
144A 4.703% 8/5/27 #, µ		2,085,000	1,939,149
US Bancorp
2.215% 1/27/28 µ		1,860,000	1,624,940
2.491% 11/3/36 µ		8,005,000	5,875,043
2.677% 1/27/33 µ		1,940,000	1,523,964
5.727% 10/21/26 µ		1,985,000	1,991,766
Wells Fargo & Co.
4.611% 4/25/53 µ		2,740,000	2,189,563
4.808% 7/25/28 µ		12,485,000	11,833,970
			279,297,669
Basic Industry – 3.16%
AngloGold Ashanti Holdings 3.375% 11/1/28		1,970,000	1,592,686
Antofagasta 144A 5.625% 5/13/32 #, *		770,000	709,127
Braskem Netherlands Finance 144A 4.50% 1/31/30 #		1,000,000	813,071
Celanese US Holdings
6.05% 3/15/25		1,370,000	1,332,975
6.165% 7/15/27		1,050,000	991,422
Corp Nacional del Cobre de Chile
144A 3.70% 1/30/50 #		450,000	288,418
144A 4.25% 7/17/42 #		400,000	295,280

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
CSN Resources 144A 5.875% 4/8/32 #, *	1,420,000	$1,029,074
First Quantum Minerals
144A 6.875% 10/15/27 #	755,000	703,424
144A 7.50% 4/1/25 #	6,430,000	6,244,880
FMG Resources August 2006 Pty 144A 6.125% 4/15/32 #, *	8,600,000	7,562,711
Freeport Indonesia 144A 5.315% 4/14/32 #	985,000	833,556
GC Treasury Center 144A 5.20% 3/30/52 #	1,040,000	734,585
Georgia-Pacific 8.00% 1/15/24	11,171,000	11,538,158
ICL Group 144A 6.375% 5/31/38 #	872,000	824,223
Indika Energy Capital IV 144A 8.25% 10/22/25 #	1,395,000	1,317,971
International Flavors & Fragrances 144A 3.268% 11/15/40 #	4,600,000	3,073,689
Klabin Austria 144A 3.20% 1/12/31 #, *	965,000	729,410
LYB International Finance III 3.375% 10/1/40	5,345,000	3,578,575
MEGlobal Canada 144A 5.00% 5/18/25 #	885,000	857,300
Methanex 5.25% 12/15/29 *	7,585,000	6,505,625
Metinvest 144A 7.75% 10/17/29 #	825,000	341,138
Newmont
2.25% 10/1/30	5,370,000	4,150,256
2.60% 7/15/32	3,230,000	2,466,847
2.80% 10/1/29	11,440,000	9,457,785
Novelis 144A 4.75% 1/30/30 #	1,775,000	1,511,341
OCP
144A 3.75% 6/23/31 #	350,000	262,698
144A 5.125% 6/23/51 #	795,000	489,399
144A 6.875% 4/25/44 #	630,000	498,802
Phosagro OAO Via Phosagro Bond Funding DAC 144A 3.949% 4/24/23 #	1,005,000	613,218
Sasol Financing USA 4.375% 9/18/26	1,480,000	1,299,536
Stillwater Mining 144A 4.00% 11/16/26 #	1,335,000	1,102,069
Vale Overseas 3.75% 7/8/30	1,380,000	1,137,214
Vedanta Resources Finance II 144A 8.95% 3/11/25 #	1,890,000	1,195,775
Volcan Cia Minera 144A 4.375% 2/11/26 #	767,000	644,959
Westlake 3.125% 8/15/51	15,085,000	8,874,232
		85,601,429
Brokerage – 0.63%
Charles Schwab 5.375% 6/1/25 µ, Ψ	6,935,000	6,804,969

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Brokerage (continued)
Jefferies Financial Group
2.625% 10/15/31		4,525,000	$3,223,164
6.45% 6/8/27		3,845,000	3,872,827
6.50% 1/20/43		2,615,000	2,404,075
XP 144A 3.25% 7/1/26 #		980,000	856,946
			17,161,981
Capital Goods – 1.90%
Ardagh Metal Packaging Finance USA 144A 3.25% 9/1/28 #		5,447,000	4,480,103
Ashtead Capital
144A 1.50% 8/12/26 #		1,775,000	1,473,912
144A 2.45% 8/12/31 #		1,570,000	1,127,805
Boeing
3.25% 2/1/28		9,130,000	7,918,449
3.75% 2/1/50		9,140,000	5,865,293
Eaton 4.15% 3/15/33		4,625,000	4,107,408
GCC 144A 3.614% 4/20/32 #		1,470,000	1,159,499
Holcim Finance Luxembourg
0.50% 4/23/31	EUR	2,400,000	1,660,186
0.625% 4/6/30	EUR	2,300,000	1,681,048
Otis Worldwide
3.112% 2/15/40		3,332,000	2,318,152
3.362% 2/15/50		2,293,000	1,490,896
SAN Miguel Industrias Pet 144A 3.50% 8/2/28 #		2,025,000	1,624,004
Standard Industries 144A 3.375% 1/15/31 #		4,196,000	3,149,476
State Agency of Roads of Ukraine 144A 6.25% 6/24/30 #		1,340,000	201,959
Teledyne Technologies
2.25% 4/1/28		5,455,000	4,525,149
2.75% 4/1/31		5,315,000	4,158,956
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #		1,510,000	1,403,530
UltraTech Cement 144A 2.80% 2/16/31 #		1,635,000	1,211,967
United Rentals North America 3.875% 2/15/31		2,426,000	2,014,526
			51,572,318
Communications – 5.22%
Altice Financing 144A 5.00% 1/15/28 #		1,345,000	1,067,034
Altice France 144A 5.50% 10/15/29 #		3,690,000	2,820,728
America Movil 4.70% 7/21/32		1,280,000	1,174,366

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
AT&T
3.50% 6/1/41	5,059,000	$3,583,451
3.50% 9/15/53	14,090,000	9,058,779
Axian Telecom 144A 7.375% 2/16/27 #	840,000	727,860
CCO Holdings 144A 4.25% 1/15/34 #	8,000,000	5,892,640
Cellnex Finance 144A 3.875% 7/7/41 #	8,368,000	5,140,881
Charter Communications Operating
3.85% 4/1/61	4,690,000	2,712,642
4.40% 12/1/61	9,909,000	6,301,440
Comcast 3.20% 7/15/36	5,285,000	4,032,969
Connect Finco 144A 6.75% 10/1/26 #	5,240,000	4,934,246
Crown Castle 2.10% 4/1/31	1,095,000	818,743
CSC Holdings
144A 4.625% 12/1/30 #	2,580,000	1,861,902
144A 5.50% 4/15/27 #	200,000	187,979
CT Trust 144A 5.125% 2/3/32 #	1,745,000	1,398,047
Discovery Communications 4.00% 9/15/55	18,950,000	10,843,692
Frontier Communications Holdings 144A 5.875% 10/15/27 #	3,255,000	2,998,689
IHS Holding 144A 5.625% 11/29/26 #	1,525,000	1,163,346
Sprint Spectrum 144A 4.738% 9/20/29 #	2,131,250	2,101,822
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #, *	1,820,000	1,250,471
Telefonica Moviles Chile 144A 3.537% 11/18/31 #	985,000	741,877
Time Warner Cable 7.30% 7/1/38	10,225,000	9,563,379
Time Warner Entertainment 8.375% 3/15/23	5,655,000	5,717,115
T-Mobile USA
1.50% 2/15/26	2,235,000	1,961,402
2.40% 3/15/29	1,330,000	1,087,767
2.55% 2/15/31	1,525,000	1,207,503
3.00% 2/15/41	15,875,000	10,697,072
3.75% 4/15/27	5,850,000	5,400,061
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	1,715,000	1,376,682
VEON Holdings 144A 3.375% 11/25/27 #	2,210,000	1,137,598
Verizon Communications
2.355% 3/15/32	4,320,000	3,275,295
2.875% 11/20/50	2,755,000	1,629,875
3.40% 3/22/41	5,315,000	3,786,032
4.50% 8/10/33	14,895,000	13,287,073
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	5,310,000	4,232,496

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Warnermedia Holdings
144A 3.755% 3/15/27 #	4,400,000	$3,916,745
144A 5.141% 3/15/52 #	3,285,000	2,298,310
		141,388,009
Consumer Cyclical – 3.02%
Alibaba Group Holding 2.70% 2/9/41	1,080,000	554,868
Alsea 144A 7.75% 12/14/26 #	1,425,000	1,356,664
Amazon.com 2.50% 6/3/50	3,585,000	2,134,609
Aptiv
3.10% 12/1/51	10,966,000	6,134,259
3.25% 3/1/32	2,407,000	1,923,048
Arcos Dorados 144A 6.125% 5/27/29 #	915,000	843,108
AutoNation 3.85% 3/1/32	5,595,000	4,362,216
B2W Digital 144A 4.375% 12/20/30 #	1,290,000	888,535
Carnival
144A 4.00% 8/1/28 #	1,510,000	1,219,325
144A 7.625% 3/1/26 #, *	5,634,000	4,245,923
Daimler Trucks Finance North America 144A 2.375% 12/14/28 #	8,380,000	6,800,804
Falabella 144A 3.375% 1/15/32 #	970,000	694,632
Ford Motor Credit
2.30% 2/10/25	915,000	829,356
2.90% 2/16/28	2,020,000	1,644,801
2.90% 2/10/29	1,330,000	1,045,692
4.542% 8/1/26	3,657,000	3,374,241
Future Retail 144A 5.60% 1/22/25 #	1,295,000	40,534
General Motors
5.40% 10/15/29	3,070,000	2,848,885
5.60% 10/15/32	1,125,000	1,022,329
6.125% 10/1/25	1,905,000	1,898,282
6.60% 4/1/36	4,338,000	4,097,998
General Motors Financial
5.25% 3/1/26	8,099,000	7,854,310
5.70% 9/30/30 *, µ, Ψ	2,260,000	1,929,475
Hutama Karya Persero 144A 3.75% 5/11/30 #	400,000	346,953
JD.com 3.875% 4/29/26	1,180,000	1,094,128
Kia 144A 2.375% 2/14/25 #	1,475,000	1,358,832
MercadoLibre 3.125% 1/14/31	1,160,000	841,238

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
MGM China Holdings
144A 4.75% 2/1/27 #, *	1,170,000	$880,519
144A 5.25% 6/18/25 #	455,000	362,558
MGM Resorts International 4.75% 10/15/28 *	12,633,000	10,982,214
Nemak 144A 3.625% 6/28/31 #	1,505,000	1,097,092
Royal Caribbean Cruises 144A 5.50% 4/1/28 #, *	3,305,000	2,554,435
Sands China
3.75% 8/8/31	1,005,000	659,963
4.30% 1/8/26	1,135,000	931,290
Studio City Finance 144A 6.50% 1/15/28 #	1,560,000	655,954
VICI Properties 4.95% 2/15/30	2,580,000	2,335,254
		81,844,324
Consumer Non-Cyclical – 4.47%
1375209 BC 144A 9.00% 1/30/28 #	1,367,000	1,329,408
AbbVie 4.05% 11/21/39	9,497,000	7,663,373
Anheuser-Busch InBev Worldwide 4.50% 6/1/50	8,407,000	6,874,029
Bausch Health
144A 11.00% 9/30/28 #	2,430,000	1,883,250
144A 14.00% 10/15/30 #	486,000	280,665
Baxter International 3.132% 12/1/51	5,234,000	3,195,634
Bristol-Myers Squibb 3.70% 3/15/52	1,580,000	1,174,576
Central American Bottling 144A 5.25% 4/27/29 #	1,460,000	1,287,745
Cia Cervecerias Unidas 144A 3.35% 1/19/32 #	705,000	567,599
Coca-Cola Icecek 144A 4.50% 1/20/29 #	1,760,000	1,418,824
CSL Finance
144A 4.05% 4/27/29 #	1,045,000	960,767
144A 4.75% 4/27/52 #	1,690,000	1,420,851
CVS Health
2.70% 8/21/40	10,910,000	7,061,108
3.75% 4/1/30	2,100,000	1,856,202
4.78% 3/25/38	15,679,000	13,639,651
5.05% 3/25/48	2,860,000	2,434,703
Gilead Sciences 4.15% 3/1/47	10,000,000	7,823,108
HCA 144A 3.125% 3/15/27 #	8,625,000	7,632,585
Indofood CBP Sukses Makmur Tbk Pt 3.541% 4/27/32	1,125,000	824,361
InRetail Consumer 144A 3.25% 3/22/28 #	1,230,000	975,562
JBS USA LUX 144A 3.00% 2/2/29 #	3,868,000	3,142,202
Kernel Holding 144A 6.50% 10/17/24 #	1,050,000	352,685
MARB BondCo 144A 3.95% 1/29/31 #	1,130,000	839,415

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
MHP 144A 6.25% 9/19/29 #	960,000	$432,000
Natura & Co. Luxembourg Holdings 144A 6.00% 4/19/29 #, *	950,000	793,250
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	99,510
Pilgrim’s Pride 144A 5.875% 9/30/27 #	2,808,000	2,748,470
Regeneron Pharmaceuticals
1.75% 9/15/30	2,200,000	1,659,267
2.80% 9/15/50	3,635,000	2,135,197
Royalty Pharma
1.75% 9/2/27	7,435,000	6,133,360
3.35% 9/2/51	3,138,000	1,850,559
3.55% 9/2/50	3,376,000	2,068,009
Takeda Pharmaceutical
3.025% 7/9/40	2,810,000	1,949,669
3.175% 7/9/50	12,660,000	8,178,960
Tenet Healthcare
144A 4.25% 6/1/29 #	4,760,000	4,017,559
144A 6.125% 10/1/28 #, *	3,395,000	2,943,889
Teva Pharmaceutical Finance Netherlands III
5.125% 5/9/29 *	800,000	688,448
6.75% 3/1/28 *	850,000	803,186
Viatris
2.70% 6/22/30	5,270,000	3,946,976
4.00% 6/22/50	10,090,000	5,865,474
		120,952,086
Electric – 3.79%
Abu Dhabi National Energy PJSC 144A 2.00% 4/29/28 #	1,660,000	1,400,557
AES Andes 144A 7.125% 3/26/79 #, µ	1,320,000	1,085,332
Alfa Desarrollo 144A 4.55% 9/27/51 #	1,230,498	790,208
Azure Power Energy 144A 3.575% 8/19/26 #	860,713	626,168
Calpine
144A 4.50% 2/15/28 #	1,270,000	1,143,384
144A 5.00% 2/1/31 #	4,275,000	3,622,028
144A 5.125% 3/15/28 #, *	1,268,000	1,126,997
Cikarang Listrindo 144A 4.95% 9/14/26 #	1,524,000	1,320,595
Consorcio Transmantaro 144A 5.20% 4/11/38 #	1,120,000	964,622
Duke Energy 4.875% 9/16/24 µ, Ψ	5,585,000	5,012,538
Enel Finance International 144A 2.875% 7/12/41 #	6,725,000	3,720,021
Energo-Pro 144A 8.50% 2/4/27 #	1,560,000	1,439,615

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Entergy Arkansas 4.20% 4/1/49	2,570,000	$1,991,672
Entergy Louisiana 4.95% 1/15/45	685,000	588,769
Entergy Mississippi 3.85% 6/1/49	4,545,000	3,261,464
Entergy Texas 3.55% 9/30/49	2,160,000	1,448,203
Evergy Kansas Central 3.45% 4/15/50	3,230,000	2,185,348
Fells Point Funding Trust 144A 3.046% 1/31/27 #	2,150,000	1,913,893
FirstEnergy Transmission 144A 4.55% 4/1/49 #	2,615,000	1,982,051
Greenko Power II 144A 4.30% 12/13/28 #	1,104,575	854,665
JSW Hydro Energy 144A 4.125% 5/18/31 #, *	1,251,200	965,369
Louisville Gas and Electric 4.25% 4/1/49	8,025,000	6,193,945
Minejesa Capital 144A 5.625% 8/10/37 #, *	860,000	552,473
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	659,000	459,059
NextEra Energy Capital Holdings
3.00% 1/15/52	2,970,000	1,826,361
5.00% 7/15/32	3,110,000	2,958,307
Oglethorpe Power
3.75% 8/1/50	4,332,000	2,906,573
5.05% 10/1/48	3,280,000	2,638,926
Oryx Funding 144A 5.80% 2/3/31 #	1,655,000	1,453,744
Pacific Gas and Electric
2.10% 8/1/27	1,370,000	1,127,509
3.25% 6/1/31	1,150,000	896,256
3.30% 8/1/40	13,248,000	8,624,284
4.95% 7/1/50	1,352,000	1,010,586
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	795,000	728,633
144A 5.25% 5/15/47 #	870,000	619,927
Perusahaan Perseroan Persero 144A 3.875% 7/17/29 #	1,355,000	1,139,812
PG&E 5.25% 7/1/30 *	3,570,000	3,166,911
Saudi Electricity Global Sukuk 4 4.222% 1/27/24	1,370,000	1,346,174
Southern California Edison
3.45% 2/1/52	2,173,000	1,422,897
3.65% 2/1/50	9,065,000	6,078,314
4.00% 4/1/47	1,720,000	1,230,471
4.875% 3/1/49	7,525,000	6,058,569
Sweihan PV Power PJSC 144A 3.625% 1/31/49 #	993,210	760,302
UEP Penonome II 144A 6.50% 10/1/38 #	729,390	547,042
Vistra Operations 144A 5.125% 5/13/25 #	11,760,000	11,364,675
		102,555,249

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy – 5.28%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	495,000	$425,873
BP Capital Markets 4.875% 3/22/30 µ, Ψ	8,350,000	7,073,494
BP Capital Markets America 2.721% 1/12/32	3,875,000	3,146,367
Canacol Energy 144A 5.75% 11/24/28 #	1,580,000	1,190,355
CNX Resources 144A 6.00% 1/15/29 #, *	6,370,000	5,955,122
ConocoPhillips 3.80% 3/15/52	3,830,000	2,857,283
Crestwood Midstream Partners 144A 6.00% 2/1/29 #	4,821,000	4,519,157
Ecopetrol
4.625% 11/2/31	1,485,000	1,026,510
5.375% 6/26/26	890,000	810,376
EIG Pearl Holdings 144A 3.545% 8/31/36 #	1,655,000	1,276,419
Energean Israel Finance 144A 4.875% 3/30/26 #	995,000	897,988
Energy Transfer
5.25% 4/15/29	1,975,000	1,852,883
6.25% 4/15/49	11,420,000	9,985,902
6.50% 11/15/26 µ, Ψ	9,375,000	8,085,937
Enterprise Products Operating
3.20% 2/15/52	14,770,000	9,142,036
3.30% 2/15/53	1,540,000	966,189
Galaxy Pipeline Assets Bidco
144A 2.16% 3/31/34 #	554,796	453,276
144A 2.94% 9/30/40 #	1,614,105	1,215,765
Geopark 144A 5.50% 1/17/27 #	1,285,000	1,049,425
Guara Norte 144A 5.198% 6/15/34 #	1,605,497	1,262,314
KazTransGas JSC 144A 4.375% 9/26/27 #	2,216,000	1,822,877
Kosmos Energy 144A 7.75% 5/1/27 #	970,000	784,788
MC Brazil Downstream Trading 144A 7.25% 6/30/31 #	720,000	551,333
MPLX
1.75% 3/1/26	1,905,000	1,662,194
4.125% 3/1/27	6,130,000	5,688,861
Murphy Oil 5.875% 12/1/27	5,278,000	5,132,433
NuStar Logistics
5.625% 4/28/27	665,000	617,985
6.375% 10/1/30	6,373,000	5,920,644
Oil and Gas Holding 144A 7.625% 11/7/24 #	650,000	646,042
ONEOK 7.50% 9/1/23	8,310,000	8,415,561
PDC Energy 5.75% 5/15/26	3,395,000	3,258,894

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Pertamina Persero 144A 3.65% 7/30/29 #	660,000	$567,525
Petrobras Global Finance 6.75% 6/3/50	810,000	652,641
Petroleos Mexicanos
6.75% 9/21/47	1,319,000	796,796
6.95% 1/28/60	1,149,000	691,471
7.69% 1/23/50	465,000	303,764
Petronas Capital
144A 2.48% 1/28/32 #	800,000	638,288
144A 3.50% 4/21/30 #	600,000	534,723
PTTEP Treasury Center 144A 2.587% 6/10/27 #	1,195,000	1,024,808
SA Global Sukuk 144A 2.694% 6/17/31 #	925,000	758,734
Sabine Pass Liquefaction
5.625% 3/1/25	6,050,000	6,028,085
5.75% 5/15/24	9,021,000	9,014,075
Saudi Arabian Oil
144A 3.50% 11/24/70 #	410,000	250,621
144A 4.25% 4/16/39 #	1,892,000	1,558,611
Southwestern Energy 7.75% 10/1/27 *	6,035,000	6,215,809
Targa Resources Partners 5.00% 1/15/28	1,810,000	1,673,118
Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #	1,075,000	861,231
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	7,605,000	6,197,906
Thaioil Treasury Center 144A 2.50% 6/18/30 #	1,250,000	908,494
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	1,145,000	999,241
Tullow Oil 144A 10.25% 5/15/26 #	1,075,000	917,394
Uzbekneftegaz JSC
144A 4.75% 11/16/28 #	420,000	318,224
4.75% 11/16/28	350,000	265,186
Valero Energy 3.65% 12/1/51	4,015,000	2,671,810
YPF 144A 6.95% 7/21/27 #	2,180,000	1,327,969
		142,870,807
Finance Companies – 2.33%
AerCap Ireland Capital DAC
2.45% 10/29/26	3,595,000	3,038,762
3.00% 10/29/28	9,365,000	7,572,402
3.40% 10/29/33	9,270,000	6,712,996
3.65% 7/21/27	4,851,000	4,222,075
4.50% 9/15/23	1,235,000	1,213,107
4.625% 10/15/27	2,165,000	1,948,404
6.50% 7/15/25	3,600,000	3,546,095

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
Agile Group Holdings 5.50% 5/17/26	835,000	$161,945
Air Lease
2.875% 1/15/26 *	5,665,000	5,039,832
2.875% 1/15/32	6,310,000	4,720,415
3.00% 2/1/30	14,315,000	11,155,002
3.375% 7/1/25	1,850,000	1,713,510
4.125% 12/15/26 µ, Ψ	1,925,000	1,275,485
4.625% 10/1/28	5,320,000	4,720,501
Bangkok Bank 144A 5.00% 9/23/25 #, µ, Ψ	940,000	838,377
China Evergrande Group 10.00% 4/11/23	1,510,000	60,355
CIFI Holdings Group
5.25% 5/13/26	300,000	22,191
6.45% 11/7/24	1,170,000	102,375
Country Garden Holdings
2.70% 7/12/26	690,000	63,737
4.20% 2/6/26	613,000	60,082
Goodman HK Finance 4.375% 6/19/24	1,368,000	1,336,948
Huarong Finance 2019 3.875% 11/13/29	1,280,000	786,757
Inversiones La Construccion 144A 4.75% 2/7/32 #	1,485,000	1,101,024
MAF Global Securities 7.875% 6/30/27 µ, Ψ	1,000,000	967,550
MDGH GMTN RSC 144A 5.50% 4/28/33 #	750,000	746,693
		63,126,620
Industrials – 0.06%
Bidvest Group UK 144A 3.625% 9/23/26 #	1,805,000	1,531,597
		1,531,597
Insurance – 1.32%
AIA Group 144A 3.375% 4/7/30 #	920,000	784,214
Aon 2.90% 8/23/51	6,525,000	3,806,844
Arthur J Gallagher & Co. 3.50% 5/20/51	4,819,000	3,113,499
Brighthouse Financial
3.85% 12/22/51	3,290,000	1,939,751
4.70% 6/22/47	3,689,000	2,567,291
5.625% 5/15/30	5,965,000	5,555,719
Brown & Brown 2.375% 3/15/31	2,647,000	1,956,634
Centene 3.375% 2/15/30	2,725,000	2,267,881
Jackson Financial
3.125% 11/23/31	2,497,000	1,843,565
4.00% 11/23/51	4,936,000	2,984,663

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
MetLife
3.85% 9/15/25 µ, ѱ	4,280,000	$3,771,702
6.40% 12/15/66	45,000	41,628
Prudential Financial 3.70% 3/13/51	4,795,000	3,406,724
Sagicor Financial 144A 5.30% 5/13/28 #	1,885,000	1,726,594
		35,766,709
Natural Gas – 0.30%
ENN Energy Holdings 144A 2.625% 9/17/30 #	1,520,000	1,160,628
Medco Laurel Tree 144A 6.95% 11/12/28 #	1,505,000	1,156,584
Sempra Energy 4.875% 10/15/25 µ, ѱ	1,810,000	1,648,615
Southern Co. Gas Capital 5.15% 9/15/32	4,274,000	4,063,992
		8,029,819
Real Estate – 0.53%
American Homes 4 Rent 3.625% 4/15/32	4,070,000	3,282,157
American Tower Trust #1 Series 13 2A 144A 3.07% 3/15/48 #	10,355,000	10,262,608
CIBANCO Institucion de Banca Multiple Trust 144A 4.375% 7/22/31 #	1,450,000	913,442
		14,458,207
Technology – 2.30%
Autodesk 2.40% 12/15/31	6,390,000	4,932,212
Broadcom 144A 3.469% 4/15/34 #	17,087,000	12,813,059
Broadridge Financial Solutions 2.60% 5/1/31	7,647,000	5,955,733
CA Magnum Holdings 144A 5.375% 10/31/26 #	950,000	798,074
CDW
2.67% 12/1/26	1,425,000	1,228,211
3.276% 12/1/28	10,765,000	8,763,551
Entegris Escrow 144A 4.75% 4/15/29 #	3,030,000	2,681,561
Iron Mountain 144A 5.25% 7/15/30 #	2,410,000	2,082,994
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #	7,560,000	6,251,855
KLA 4.95% 7/15/52	3,605,000	3,144,895
Lenovo Group 144A 6.536% 7/27/32 #	1,060,000	884,170
NXP
3.125% 2/15/42	2,495,000	1,570,332
3.25% 5/11/41	4,750,000	3,092,834
5.55% 12/1/28	1,230,000	1,185,512
PayPal Holdings 4.40% 6/1/32	2,385,000	2,193,796

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
SK Hynix
144A 1.50% 1/19/26 #		1,345,000	$1,159,317
144A 2.375% 1/19/31 #		1,530,000	1,104,837
Tencent Holdings
144A 2.88% 4/22/31 #, *		780,000	577,561
144A 3.68% 4/22/41 #, *		855,000	540,006
TSMC Global 144A 4.625% 7/22/32 #		1,290,000	1,187,249
			62,147,759
Transportation – 2.47%
Abertis Infraestructuras Finance 3.248% 11/24/25 µ, ѱ	EUR	4,300,000	3,540,501
Aeropuertos Argentina 2000 144A 8.50% 8/1/31 #		1,465,300	1,058,284
Azul Investments
144A 5.875% 10/26/24 #		1,135,000	859,828
144A 7.25% 6/15/26 #		1,055,000	669,623
Burlington Northern Santa Fe
2.875%6/15/52		3,840,000	2,416,194
4.45%1/15/53		3,160,000	2,657,775
DAE Funding 144A 1.55% 8/1/24 #		500,000	453,759
Delta Air Lines
144A 7.00% 5/1/25 #		11,265,000	11,424,784
7.375%1/15/26 *		2,635,000	2,694,274
Gol Finance 144A 8.00% 6/30/26 #		875,000	513,791
Grupo Aeromexico 144A 8.50% 3/17/27 #		11,055,000	9,110,039
International Container Terminal Services 4.75% 6/17/30		1,670,000	1,454,069
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #		1,060,966	874,029
Mileage Plus Holdings 144A 6.50% 6/20/27 #		10,716,000	10,607,876
Misc Capital Two Labuan 144A 3.75% 4/6/27 #		1,780,000	1,617,543
Rutas 2 and 7 Finance 144A 2.981% 9/30/36 #, ^		2,072,000	1,240,703
United Airlines
144A 4.375% 4/15/26 #		5,365,000	4,906,389
144A 4.625% 4/15/29 #		12,586,000	10,786,517
			66,885,978
Utilities – 0.19%
Essential Utilities
2.704%4/15/30		2,130,000	1,732,557
3.351%4/15/50		2,060,000	1,295,784
Israel Electric 144A 3.75% 2/22/32 #		1,465,000	1,226,817

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Sociedad de Transmision Austral 144A 4.00% 1/27/32 #	955,000	$777,259
		5,032,417
Total Corporate Bonds (cost $1,579,518,060)		1,280,222,978

Municipal Bonds – 0.49%
Commonwealth of Puerto Rico(Restructured -
Capital Appreciation)
Series A 2.993% 7/1/24^	435,895	396,656
Series A 4.364% 7/1/33^	1,685,898	859,353
Series A-1 4.00% 7/1/33	1,310,042	1,111,295
Series A-1 4.00% 7/1/35	951,451	779,809
Series A-1 4.00% 7/1/37	1,010,652	806,379
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	9,962,226	8,604,873
South Carolina Public Service Authority Series D 4.77% 12/1/45	820,000	679,411
Total Municipal Bonds (cost $15,173,209)		13,237,776

Non-Agency Asset-Backed Securities – 1.77%
Citicorp Residential Mortgage Trust Series 2006-3 A5 4.561% 11/25/36 ●	1,579,426	1,499,788
Contimortgage Home Equity Loan Trust Series 1996-4 A8 7.22% 1/15/28	1,547	1,347
DataBank Issuer Series 2021-1A A2 144A 2.06% 2/27/51 #	4,450,000	3,798,190
Diamond Infrastructure Funding Series 2021-1A A 144A 1.76% 4/15/49 #	13,905,000	11,301,780
Domino’s Pizza Master Issuer Series 2021-1A A2I 144A 2.662% 4/25/51 #	21,798,050	17,481,513
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	680,000	619,977
GM Financial Automobile Leasing Trust Series 2021-1 B 0.54% 2/20/25	1,020,000	983,201
JPMorgan Chase Bank Series 2021-3 B 144A 0.76% 2/26/29 #	2,049,538	1,940,386
PFS Financing Series 2021-A A 144A 0.71% 4/15/26 #	4,950,000	4,619,275
Towd Point Mortgage Trust Series 2017-1 A1 144A 2.75% 10/25/56 #, ●	149,204	146,400

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Towd Point Mortgage Trust
Series 2017-2 A1 144A 2.75% 4/25/57 #, ●	83,155	$81,914
Series 2017-4 M1 144A 3.25% 6/25/57 #, ●	2,705,000	2,300,352
Series 2018-1 A1 144A 3.00% 1/25/58 #, ●	515,077	495,689
UNIFY Auto Receivables Trust Series 2021-1A A3 144A 0.51% 6/16/25 #	2,694,034	2,657,731
Total Non-Agency Asset-Backed Securities (cost $56,334,138)		47,927,543

Non-Agency Collateralized Mortgage Obligations – 2.52%
Agate Bay Mortgage Trust
Series 2015-1 B1 144A 3.676% 1/25/45 #, ●	815,881	766,649
Series 2015-1 B2 144A 3.676% 1/25/45 #, ●	461,329	433,225
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36	130,720	111,615
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 5.986% (LIBOR01M + 2.40%) 4/25/31 #, ●	228,489	227,286
Series 2019-R01 2M2 144A 6.036% (LIBOR01M + 2.45%) 7/25/31 #, ●	237,937	237,041
Series 2022-R01 1M2 144A 4.897% (SOFR + 1.90%) 12/25/41 #, ●	3,900,000	3,540,400
Series 2022-R02 2M2 144A 5.997% (SOFR + 3.00%) 1/25/42 #, ●	2,200,000	1,963,499
Flagstar Mortgage Trust Series 2021-2 A6 144A 2.50% 4/25/51 #, ●	2,888,875	2,451,482
GS Mortgage-Backed Securities Trust
Series 2021-PJ4 A8 144A 2.50% 9/25/51 #, ●	6,069,738	5,150,743
Series 2021-PJ7 A2 144A 2.50% 1/25/52 #, ●	5,757,303	4,438,748
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.42% 6/25/29 #, ●	546,605	463,907
Series 2014-2 B2 144A 3.42% 6/25/29 #, ●	216,947	183,461
Series 2015-1 B2 144A 3.643% 12/25/44 #, ●	1,672,267	1,604,537
Series 2015-4 B1 144A 3.556% 6/25/45 #, ●	1,566,314	1,365,983
Series 2015-4 B2 144A 3.556% 6/25/45 #, ●	1,140,259	991,797
Series 2015-5 B2 144A 3.83% 5/25/45 #, ●	1,816,159	1,757,552
Series 2015-6 B1 144A 3.535% 10/25/45 #, ●	1,098,428	995,706
Series 2015-6 B2 144A 3.535% 10/25/45 #, ●	1,014,136	917,854
Series 2016-4 B1 144A 3.804% 10/25/46 #, ●	982,419	857,494
Series 2016-4 B2 144A 3.804% 10/25/46 #, ●	1,694,308	1,463,179
Series 2017-1 B3 144A 3.449% 1/25/47 #, ●	2,940,981	2,397,290
Series 2017-2 A3 144A 3.50% 5/25/47 #, ●	248,319	211,076

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2020-2 A3 144A 3.50% 7/25/50 #, ●	247,075	$213,111
Series 2020-5 A3 144A 3.00% 12/25/50 #, ●	2,506,766	2,065,043
Series 2020-7 A3 144A 3.00% 1/25/51 #, ●	1,092,426	889,814
Series 2021-1 A3 144A 2.50% 6/25/51 #, ●	1,981,346	1,529,553
Series 2021-10 A3 144A 2.50% 12/25/51 #, ●	3,850,181	2,968,401
Series 2021-11 A3 144A 2.50% 1/25/52 #, ●	9,626,091	7,421,495
Series 2021-13 A3 144A 2.50% 4/25/52 #, ●	3,475,740	2,679,716
Series 2021-13 B1 144A 3.143% 4/25/52 #, ●	4,853,321	3,704,725
Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 144A 2.50% 12/25/50 #, ●	4,106,200	3,150,182
Series 2021-1 A2 144A 2.50% 3/25/51 #, ●	1,867,159	1,446,539
Series 2021-4 A3 144A 2.50% 7/25/51 #, ●	1,887,097	1,452,455
New Residential Mortgage Loan Trust Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, ●	562,579	525,671
RCKT Mortgage Trust
Series 2021-1 A1 144A 2.50% 3/25/51 #, ●	2,040,458	1,568,045
Series 2021-6 A1 144A 2.50% 12/25/51 #, ●	4,173,060	3,186,219
Sequoia Mortgage Trust
Series 2013-4 B2 3.442% 4/25/43 ●	366,181	337,654
Series 2015-1 B2 144A 3.917% 1/25/45 #, ●	715,637	656,292
Series 2015-2 B2 144A 3.78% 5/25/45 #, ●	180,311	161,374
Series 2017-5 B1 144A 3.797% 8/25/47 #, ●	220,040	185,762
Series 2020-4 A2 144A 2.50% 11/25/50 #, ●	1,476,485	1,142,027
Wells Fargo Mortgage-Backed Securities Trust Series 2006-20 A1 5.50% 12/25/21	1,082	1,075
Series 2020-1 A1 144A 3.00% 12/25/49 #, ●	612,051	499,422
Total Non-Agency Collateralized Mortgage Obligations (cost $84,381,740)		68,315,099

Non-Agency Commercial Mortgage-Backed Securities – 9.64%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	6,740,000	6,082,996
Series 2017-BNK5 B 3.896% 6/15/60 ●	2,870,000	2,501,263
Series 2019-BN20 A3 3.011% 9/15/62	6,255,000	5,282,005
Series 2019-BN21 A5 2.851% 10/17/52	8,200,000	6,854,912
Series 2019-BN23 A3 2.92% 12/15/52	8,570,000	7,170,304
Series 2022-BNK39 A4 2.928% 2/15/55	7,305,000	5,879,358
Series 2022-BNK39 B 3.239% 2/15/55 ●	3,195,000	2,433,431
Series 2022-BNK39 C 3.27% 2/15/55 ●	2,092,000	1,478,008

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
BANK
Series 2022-BNK40 B 3.394% 3/15/64 ●	4,550,000	$3,475,989
Series 2022-BNK41 A4 3.79% 4/15/65 ●	6,500,000	5,642,714
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3 B 3.879% 2/15/50 ●	30,000	26,203
Benchmark Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 ●	10,673,000	9,667,799
Series 2020-B17 A5 2.289% 3/15/53	6,844,000	5,438,368
Series 2020-B19 A5 1.85% 9/15/53	835,000	638,399
Series 2020-B21 A5 1.978% 12/17/53	3,594,000	2,731,020
Series 2020-B22 A5 1.973% 1/15/54	8,045,000	6,094,835
Series 2021-B29 A5 2.388% 9/15/54	5,500,000	4,236,560
Series 2022-B32 B 3.202% 1/15/55 ●	4,505,000	3,356,600
Series 2022-B32 C 3.455% 1/15/55 ●	5,500,000	3,921,002
Series 2022-B33 B 3.615% 3/15/55 ●	2,250,000	1,759,509
Series 2022-B33 C 3.615% 3/15/55 ●	2,250,000	1,652,584
BMO Mortgage Trust Series 2022-C1 A5 3.374% 2/15/55 ●	3,550,000	2,941,635
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	8,080,000	7,254,774
Series 2019-CF2 A5 2.874% 11/15/52	5,870,000	4,782,186
Series 2019-CF3 A4 3.006% 1/15/53	3,222,000	2,658,343
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	5,351,527	4,915,946
Series 2017-CD6 B 3.911% 11/13/50 ●	1,925,000	1,664,091
Series 2019-CD8 A4 2.912% 8/15/57	3,500,000	2,947,220
CFCRE Commercial Mortgage Trust
Series 2016-C7 A3 3.838% 12/10/54	10,020,000	9,321,877
Citigroup Commercial Mortgage Trust Series 2020-555 A 144A 2.647% 12/10/41 #	3,600,000	2,922,309
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	6,825,000	6,766,505
Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,650,000	1,646,412
Series 2014-CR19 A5 3.796% 8/10/47	3,793,800	3,646,395
Series 2014-CR20 AM 3.938% 11/10/47	10,705,000	10,026,090
Series 2015-3BP A 144A 3.178% 2/10/35 #	130,000	119,778
Series 2015-CR23 A4 3.497% 5/10/48	115,000	108,147
Series 2016-CR28 A4 3.762% 2/10/49	3,290,000	3,084,631

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	3,185,000	$2,936,722
Grace Trust Series 2020-GRCE A 144A 2.347% 12/10/40 #	3,050,000	2,277,768
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50	7,010,000	6,416,104
Series 2017-GS6 A3 3.433% 5/10/50	3,495,000	3,182,959
Series 2018-GS9 B 4.321% 3/10/51 ●	125,000	106,724
Series 2019-GC39 A4 3.567% 5/10/52	7,311,000	6,492,128
Series 2019-GC42 A4 3.001% 9/1/52	5,440,000	4,611,443
Series 2020-GC47 A5 2.377% 5/12/53	14,745,000	11,765,282
JPM-BB Commercial Mortgage Securities Trust Series 2015-C31 A3 3.801% 8/15/48	9,362,777	8,810,643
JPM-DB Commercial Mortgage Securities Trust Series 2017-C7 A5 3.409% 10/15/50	290,000	260,728
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	8,570,000	8,340,918
Series 2015-JP1 A5 3.914% 1/15/49	3,925,000	3,691,757
Series 2016-JP2 AS 3.056% 8/15/49	180,000	157,867
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	3,356,000	3,241,880
Series 2015-C26 A5 3.531% 10/15/48	4,045,000	3,804,284
Series 2016-C29 A4 3.325% 5/15/49	2,595,000	2,386,985
Morgan Stanley Capital I Trust
Series 2016-BNK2 B 3.485% 11/15/49	1,500,000	1,296,801
Series 2019-L3 A4 3.127% 11/15/52	4,000,000	3,364,598
Series 2020-HR8 A4 2.041% 7/15/53	29,609,000	22,840,581
UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #, ●	820,000	804,218
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	2,415,029	2,299,086
Series 2015-NXS3 A4 3.617% 9/15/57	2,350,000	2,208,531
Series 2016-BNK1 A3 2.652% 8/15/49	5,945,000	5,281,549
Series 2020-C58 A4 2.092% 7/15/53	4,158,000	3,171,512
Total Non-Agency Commercial Mortgage-Backed Securities (cost $312,381,075)		260,881,266

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Loan Agreements – 3.76%
Advantage Sales & Marketing Tranche B-1 8.284% (LIBOR03M + 4.50%) 10/28/27 ●	1,921,306	$1,678,981
Amentum Government Services Holdings Tranche 3 7.392% (SOFR03M + 3.00%) 2/15/29 ●	5,749,325	5,591,219
Applied Systems 1st Lien 6.674% (LIBOR03M + 3.00%) 9/19/24 ●	2,245,693	2,220,849
Applied Systems 2nd Lien 9.174% (LIBOR03M + 5.50%) 9/19/25 ●	5,848,974	5,779,518
Bausch & Lomb 6.618% (SOFR01M + 2.25%) 5/10/27 ●	2,967,562	2,786,725
Berry Global Tranche Z 5.05% (LIBOR01M + 1.75%) 7/1/26 ●	1,989,252	1,963,256
BW Gas & Convenience Holdings Tranche B 7.254% (LIBOR01M + 3.50%) 3/31/28 ●	699,148	681,669
Calpine
5.76% (LIBOR01M + 2.00%) 4/5/26 ●	928,800	912,474
6.26% (LIBOR01M + 2.50%) 12/16/27 ●	654,722	648,448
Camelot US Acquisition l 6.754% (LIBOR01M + 3.00%) 10/30/26 ●	1,548,126	1,525,484
Castlelake Aviation One Designated Activity 6.043% (LIBOR03M + 2.75%) 10/22/26 ●	2,150,751	2,115,802
Charter Communications Operating Tranche B2 5.51% (LIBOR01M + 1.75%) 2/1/27 ●	1,959,091	1,926,438
Connect US Finco 7.26% (LIBOR01M + 3.50%) 12/11/26 ●	1,899,300	1,840,896
Core & Main Tranche B-1 6.525% (LIBOR01M + 2.50%) 7/27/28 ●	2,631,923	2,573,526
Entegis Tranche B 5.821% (SOFR03M + 3.00%) 7/6/29 ●	4,545,000	4,528,665
Epicor Software 2nd Lien 11.504% (LIBOR01M + 7.75%) 7/31/28 ●	2,085,000	2,053,725
Epicor Software Tranche C 7.004% (LIBOR01M + 3.25%) 7/30/27 ●	1,734,152	1,650,263
Frontier Communications Tranche B 7.438% (LIBOR03M + 3.75%) 5/1/28 ●	3,284,826	3,117,651
Global Medical Response 7.378% (LIBOR01M + 4.25%) 10/2/25 ●	905,267	708,749
Hamilton Projects Acquiror 8.174% (LIBOR03M + 4.50%) 6/17/27 ●	1,565,157	1,543,245
Heartland Dental 7.254% (LIBOR01M + 3.50%) 4/30/25 ●	2,267,673	2,109,745
Hexion Holdings 1st Lien 7.413% (SOFR03M + 4.50%) 3/15/29 ●	2,620,050	2,243,418

	Principal amount°	Value (US $)
Loan Agreements (continued)
HUB International 7.326% (LIBOR02M + 3.00%) 4/25/25 ●	1,662,703	$1,632,756
Informatica 6.563% (LIBOR01M + 2.75%) 10/27/28 ●	1,731,300	1,689,749
LSF9 Atlantis Holdings Tranche B 10.803% (SOFR03M + 6.25%) 3/31/29 ●	4,030,000	3,890,630
Mileage Plus Holdings 8.777% (LIBOR03M + 5.25%) 6/21/27 ●	2,042,500	2,089,733
Organon & Co. 6.188% (LIBOR03M + 3.00%) 6/2/28 ●	5,789,783	5,661,580
Pelican Products 7.924% (LIBOR03M + 4.25%) 12/29/28 ●	749,338	678,150
Peraton Tranche B 1st Lien 7.504% (LIBOR01M + 3.75%) 2/1/28 ●	2,896,502	2,795,124
PG&E Tranche B 6.813% (LIBOR01M + 3.00%) 6/23/25 ●	2,640,852	2,605,201
Pilot Travel Centers Tranche B 5.829% (SOFR01M + 2.10%) 8/4/28 ●	1,121,287	1,095,357
Prestige Brands Tranche B-5 5.429% (LIBOR01M + 2.00%) 7/3/28 ●	23,889	23,883
RealPage 1st Lien 6.754% (LIBOR01M + 3.00%) 4/24/28 ●	1,597,830	1,505,156
Russell Investments US Institutional Holdco 6.935% (LIBOR01M + 3.50%) 5/30/25 ●	92	85
Ryan Specialty Group Tranche B-1 6.829% (SOFR01M + 3.10%) 9/1/27 ●	1,651,300	1,633,238
Sinclair Television Group Tranche B-4 7.231% (SOFR01M + 2.75%) 4/21/29 ●	3,332,262	3,129,828
SS&C Technologies Holdings Tranche B-3 5.504% (LIBOR01M + 1.75%) 4/16/25 ●	867,043	850,244
SS&C Technologies Holdings Tranche B-4 5.504% (LIBOR01M + 1.75%) 4/16/25 ●	703,861	690,224
Standard Industries 6.675% (LIBOR03M + 2.50%) 9/22/28 ●	7,759,696	7,615,590
Transdigm Tranche F 5.924% (LIBOR03M + 2.25%) 12/9/25 ●	1,856,543	1,815,510
UKG 1st Lien 6.998% (LIBOR03M + 3.25%) 5/4/26 ●	2,847,709	2,754,492
Ultimate Software Group 1st Lien 7.504% (LIBOR01M + 3.75%) 5/4/26 ●	1,964,029	1,913,155
Vertical Midco Tranche B 6.871% (LIBOR03M + 3.50%) 7/30/27 ●	21	20
Viasat 7.996% (SOFR01M + 3.50%) 3/2/29 ●	4,013,675	3,812,991

Schedule of investments
Delaware Diversified Income Fund

		Principal amount°	Value (US $)
Loan Agreements (continued)
Vistra Operations 5.436% (LIBOR01M + 1.75%) 12/31/25 ●		2,907,635	$2,888,471
White Cap Buyer 7.131% (SOFR01M + 4.00%) 10/19/27 ●		898,212	852,834
Total Loan Agreements (cost $104,229,105)			101,824,747

Sovereign Bonds – 1.61%∆
Albania – 0.01%
Albania Government International Bond 144A 3.50% 6/16/27 #	EUR	400,000	348,243
			348,243
Angola – 0.04%
Angolan Government International Bonds
144A 8.25% 5/9/28 #		433,000	366,210
8.25% 5/9/28		499,000	422,029
144A 8.75% 4/14/32 #		400,000	323,956
			1,112,195
Argentina – 0.02%
Argentine Republic Government International Bonds
0.50% 7/9/30 ~		1,973,950	420,997
1.00% 7/9/29		100,503	20,859
1.50% 7/9/35 ~		703,250	140,454
			582,310
Azerbaijan – 0.02%
Republic of Azerbaijan International Bond 144A 3.50% 9/1/32 #		753,000	607,001
			607,001
Bahrain – 0.03%
Bahrain Government International Bond 144A 7.375% 5/14/30 #		800,000	764,094
			764,094
Bermuda – 0.03%
Bermuda Government International Bond 144A 5.00% 7/15/32 #		900,000	836,132
			836,132

	Principal amount°	Value (US $)
Sovereign Bonds∆ (continued)
Brazil – 0.03%
Brazilian Government International Bond 4.75% 1/14/50	1,072,000	$720,152
		720,152
Chile – 0.05%
Chile Government International Bonds
3.10% 5/7/41	791,000	524,036
3.50% 1/31/34	600,000	485,433
3.50% 1/25/50	700,000	462,356
		1,471,825
Colombia – 0.11%
Colombia Government International Bonds
3.25% 4/22/32	2,333,000	1,554,131
4.125% 2/22/42	1,087,000	613,662
5.00% 6/15/45	728,000	443,607
5.20% 5/15/49	400,000	244,017
		2,855,417
Costa Rica – 0.01%
Costa Rica Government International Bond 144A 5.625% 4/30/43 #	300,000	219,035
		219,035
Dominican Republic – 0.09%
Dominican Republic International Bonds
144A 4.875% 9/23/32 #	2,335,000	1,807,886
144A 5.30% 1/21/41 #	500,000	346,263
144A 5.50% 2/22/29 #	400,000	350,754
		2,504,903
Ecuador – 0.02%
Ecuador Government International Bonds
144A 2.50% 7/31/35 #, ~	939,584	347,952
144A 5.50% 7/31/30 #, ~	358,533	191,973
144A 6.61% 7/31/30 #, ^	101,490	32,041
		571,966
Egypt – 0.08%
Egypt Government International Bonds
144A 5.75% 5/29/24 #	1,255,000	1,188,542
144A 8.70% 3/1/49 #	1,480,000	885,398
		2,073,940

Schedule of investments
Delaware Diversified Income Fund

		Principal amount°	Value (US $)
Sovereign Bonds∆ (continued)
El Salvador – 0.01%
El Salvador Government International Bond 144A 7.125% 1/20/50 #		437,000	$153,366
			153,366
Gabon – 0.01%
Gabon Government International Bond 144A 6.625% 2/6/31 #		435,000	307,066
			307,066
Ghana – 0.01%
Ghana Government International Bond 144A 7.875% 3/26/27 #		753,000	238,596
			238,596
Guatemala – 0.04%
Guatemala Government Bonds
144A 4.875% 2/13/28 #		594,000	548,598
144A 5.25% 8/10/29 #		450,000	415,839
			964,437
Honduras – 0.01%
Honduras Government International Bond 6.25% 1/19/27		200,000	158,291
			158,291
Hong Kong – 0.05%
Airport Authority
144A 2.50% 1/12/32 #		985,000	796,167
144A 3.25% 1/12/52 #		975,000	641,317
			1,437,484
Indonesia – 0.05%
Indonesia Government International Bonds
2.95% 1/11/23		500,000	498,744
4.65% 9/20/32		600,000	556,584
5.25% 1/17/42		400,000	363,679
			1,419,007
Ivory Coast – 0.05%
Ivory Coast Government International Bonds
144A 4.875% 1/30/32 #	EUR	200,000	139,385
144A 6.125% 6/15/33 #		1,667,000	1,308,505
			1,447,890

		Principal amount°	Value (US $)
Sovereign Bonds∆ (continued)
Jordan – 0.01%
Jordan Government International Bond 144A 5.75% 1/31/27 #		380,000	$349,845
			349,845
Kazakhstan – 0.01%
Kazakhstan Government International Bond 4.875% 10/14/44		366,000	281,359
			281,359
Kenya – 0.02%
Republic of Kenya Government International Bond 144A 8.00% 5/22/32 #		615,000	432,806
			432,806
Lebanon – 0.01%
Lebanon Government International Bond 6.25% 5/27/22 ‡		2,062,000	131,452
			131,452
Mexico – 0.04%
Mexico Government International Bonds
3.50% 2/12/34		956,000	731,775
4.875% 5/19/33		500,000	440,910
			1,172,685
Morocco – 0.02%
Morocco Government International Bonds
144A 1.375% 3/30/26 #	EUR	300,000	262,597
144A 2.375% 12/15/27 #		400,000	330,000
			592,597
Nigeria – 0.04%
Nigeria Government International Bonds
7.143% 2/23/30		500,000	328,465
144A 7.875% 2/16/32 #		1,103,000	714,082
			1,042,547
Oman – 0.04%
Oman Government International Bonds
144A 6.75% 1/17/48 #		889,000	749,472
7.375% 10/28/32		363,000	372,279
			1,121,751

Schedule of investments
Delaware Diversified Income Fund

		Principal amount°	Value (US $)
Sovereign Bonds∆ (continued)
Pakistan – 0.00%
Pakistan Government International Bond 144A 7.375% 4/8/31 #		250,000	$80,000
			80,000
Panama – 0.04%
Panama Bonos del Tesoro 3.362% 6/30/31		500,000	411,210
Panama Government International Bond 144A 3.75% 4/17/26 #		710,000	666,690
			1,077,900
Paraguay – 0.04%
Paraguay Government International Bonds
144A 4.95% 4/28/31 #		500,000	459,733
144A 5.40% 3/30/50 #		727,000	560,131
			1,019,864
Peru – 0.07%
Peruvian Government International Bonds
2.392% 1/23/26		1,040,000	939,781
2.844% 6/20/30		1,042,000	847,938
			1,787,719
Philippines – 0.04%
Philippine Government International Bond 3.229% 3/29/27		1,190,000	1,102,122
			1,102,122
Qatar – 0.10%
Qatar Government International Bonds
144A 4.00% 3/14/29 #		1,555,000	1,478,461
144A 4.40% 4/16/50 #		1,569,000	1,322,702
			2,801,163
Republic of North Macedonia – 0.01%
North Macedonia Government International Bond 144A 3.675% 6/3/26 #	EUR	300,000	263,943
			263,943
Romania – 0.01%
Romanian Government International Bonds
144A 2.625% 12/2/40 #	EUR	155,000	80,554
144A 3.375% 1/28/50 #	EUR	359,000	189,701
			270,255

		Principal amount°	Value (US $)
Sovereign Bonds∆ (continued)
Saudi Arabia – 0.06%
Saudi Government International Bonds
144A 3.625% 3/4/28 #		1,170,000	$1,090,311
144A 5.50% 10/25/32 #		500,000	507,188
			1,597,499
Senegal – 0.02%
Senegal Government International Bonds
144A 5.375% 6/8/37 #	EUR	200,000	121,428
144A 6.75% 3/13/48 #		563,000	360,855
			482,283
Serbia – 0.03%
Serbia International Bonds
144A 1.00% 9/23/28 #	EUR	550,000	383,737
144A 3.125% 5/15/27 #	EUR	400,000	337,966
			721,703
South Africa – 0.04%
Republic of South Africa Government International Bonds
4.85% 9/30/29		430,000	366,343
4.875% 4/14/26 *		331,000	311,555
5.65% 9/27/47		200,000	134,000
5.75% 9/30/49		595,000	397,417
			1,209,315
Sri Lanka – 0.01%
Sri Lanka Government International Bonds
144A 6.20% 5/11/27 #		1,155,000	266,039
144A 7.55% 3/28/30 #		310,000	71,570
			337,609
Trinidad and Tobago – 0.02%
Trinidad & Tobago Government International Bond 144A 4.50% 6/26/30 #		550,000	500,680
			500,680
Turkey – 0.08%
Hazine Mustesarligi Varlik Kiralama 144A 5.125% 6/22/26 #		450,000	399,280
Turkey Government International Bonds
6.35% 8/10/24		300,000	294,309
7.625% 4/26/29		1,600,000	1,419,128
			2,112,717

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Sovereign Bonds∆ (continued)
Ukraine – 0.01%
Ukraine Government International Bond 144A 7.75% 9/1/28 #	2,192,000	$372,640
		372,640
Uruguay – 0.03%
Uruguay Government International Bonds
4.375% 1/23/31	608,000	579,988
5.10% 6/18/50	329,000	295,282
		875,270
Uzbekistan – 0.04%
Republic of Uzbekistan International Bond 144A 5.375% 2/20/29 #	1,326,000	1,117,898
		1,117,898
Total Sovereign Bonds (cost $60,783,445)		43,648,972

US Treasury Obligations – 3.21%
US Treasury Bonds
2.25% 8/15/46	23,680,000	16,040,425
3.00% 8/15/52	23,545,000	18,861,754
US Treasury Floating Rate Note 4.20% (USBMMY3M + 0.04%) 7/31/24 ●	19,745,000	19,725,794
US Treasury Notes
3.50% 9/15/25	1,055,000	1,028,543
4.125% 10/31/27	14,730,000	14,654,048
US Treasury Strip Principal 2.26% 5/15/44 ^	43,355,000	16,545,191
Total US Treasury Obligations (cost $106,675,680)		86,855,755

	Number of shares
Common Stocks – 0.05%
Communications – 0.00%
Century Communications =, †	7,875,000	0
		0
Transportation – 0.05%
Grupo Aeromexico †	140,061	1,279,091
		1,279,091
Total Common Stocks (cost $2,527,700)		1,279,091

	Number of shares	Value (US $)
Short-Term Investments – 3.24%
Money Market Mutual Funds – 3.24%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.87%)	21,963,307	$21,963,307
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.87%)	21,963,307	21,963,307
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.14%)	21,963,307	21,963,307
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.88%)	21,963,307	21,963,307
Total Short-Term Investments (cost $87,853,228)		87,853,228
Total Value of Securities Before Securities Lending Collateral—101.45% (cost $3,254,539,187)		2,746,708,671

Securities Lending Collateral** – 1.52%
Money Market Mutual Fund – 1.52%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 3.17%)	41,022,418	41,022,418
Total Securities Lending Collateral (cost $41,022,418)		41,022,418
Total Value of Securities—102.97% (cost $3,295,561,605)		$2,787,731,089■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Schedule of investments
Delaware Diversified Income Fund

♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of Rule 144A securities was $663,493,525, which represents 24.51% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
*	Fully or partially on loan.
Δ	Securities have been classified by country of risk.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at October 31, 2022.
‡	Non-income producing security. Security is currently in default.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $39,449,177 of securities loaned.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at October 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
BNYM	EUR	(230)	USD	227	11/1/22	$—
JPMCB	EUR	(2,186,000)	USD	2,201,371	11/18/22	38,107
TD	EUR	(15,334,253)	USD	15,711,287	11/18/22	536,518
Total Foreign Currency Exchange Contracts						$574,625

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(1)	Euro-Bobl	$(118,264)	$(121,741)	12/8/22	$3,477	$—	$200
	US
	Treasury
	5 yr
2,438	Notes	259,875,562	268,313,328	12/30/22	—	(8,437,766)	(1,059,741)
	US
	Treasury
	10 yr
1,242	Notes	137,357,438	137,290,838	12/20/22	66,600	—	(831,594)
	US
	Treasury
	10 yr
	Ultra
(352)	Notes	(40,826,502)	(44,148,881)	12/20/22	3,322,379	—	225,498
	US
	Treasury
	Long
209	Bonds	25,184,500	28,685,777	12/20/22	—	(3,501,277)	(156,750)
	US
	Treasury
	Long
(6)	Bonds	(723,000)	(823,485)	12/20/22	100,485	—	4,500
	US
	Treasury
	Ultra
89	Bonds	11,361,406	13,363,284	12/20/22	—	(2,001,878)	(150,187)
Total Futures Contracts			$402,559,120		$3,492,941	$(13,940,921)	$(1,968,074)

Schedule of investments
Delaware Diversified Income Fund

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]
Over-The-Counter:
Protection Purchased/ Moody’s Ratings:
JPMCB Mexico 10.375% 1/28/33 Baa2 6/22/26-Quarterly	5,579,000	1.000%	$45,812	$30,368	$15,444
JPMCB Republic of Brazil 4.25% 1/7/25 Ba2 6/20/26-Quarterly	6,783,000	1.000%	240,403	155,974	84,429
JPMCB Republic of Brazil 4.25% 1/7/25 Ba2 9/20/27-Quarterly	1,300,000	1.000%	89,740	79,830	9,910
JPMCB Republic of Brazil 4.25% 1/7/25 Ba2 9/20/27-Quarterly	1,300,000	1.000%	89,740	78,137	11,603
Total CDS Contracts			$465,695	$344,309	$121,386

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contract presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(17,456).

Summary of abbreviations:

BB – Barclays Bank

BNYM – Bank of New York Mellon

CDS – Credit Default Swap

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

DB – Deutsche Bank

FREMF – Freddie Mac Multifamily

GMTN – Global Medium Term Note

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

JPM – JPMorgan

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR02M – ICE LIBOR USD 2 Month

LIBOR03M – ICE LIBOR USD 3 Month

PJSC – Private Joint Stock Company

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TBA – To be announced

TD – TD Bank

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

EUR – European Monetary Unit

Schedule of investments
Delaware Diversified Income Fund

Summary of currencies: (continued)

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Diversified Income Fund	October 31, 2022

Assets:
Investments, at value*,†	$2,746,708,671
Short-term investments held as collateral for loaned securities, at value=	41,022,418
Cash	2,882,897
Cash collateral due from brokers	8,068,541
Foreign currencies, at value∆	5,878,270
Receivable for securities sold	36,011,442
Dividends and interest receivable	20,544,221
Receivable for fund shares sold	4,615,668
Unrealized appreciation on foreign currency exchange contracts	574,625
Upfront payments paid on over the counter credit default swap contracts	344,309
Unrealized appreciation on over the counter credit default swap contracts	121,386
Securities lending income receivable	15,036
Other assets	28,006
Total Assets	2,866,815,490
Liabilities:
Payable for securities purchased	97,418,105
Obligation to return securities lending collateral	41,022,418
Payable for fund shares redeemed	15,639,833
Variation margin due to broker on future contracts	1,968,074
Other accrued expenses	1,195,041
Cash collateral due to brokers	920,000
Investment management fees payable to affiliates	599,511
Distribution fees payable to affiliates	366,727
Distribution payable	324,065
Administration expenses payable to affiliates	105,677
Swap payments payable	8,547
Total Liabilities	159,567,998
Total Net Assets	$2,707,247,492

Net Assets Consist of:
Paid-in capital	$3,408,963,295
Total distributable earnings (loss)	(701,715,803)
Total Net Assets	$2,707,247,492

Statement of assets and liabilities
Delaware Diversified Income Fund

Net Asset Value

Class A:
Net assets	$511,883,454
Shares of beneficial interest outstanding, unlimited authorization, no par	70,120,007
Net asset value per share	$7.30
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$7.64

Class C:
Net assets	$46,151,277
Shares of beneficial interest outstanding, unlimited authorization, no par	6,324,023
Net asset value per share	$7.30

Class R:
Net assets	$15,252,763
Shares of beneficial interest outstanding, unlimited authorization, no par	2,090,594
Net asset value per share	$7.30

Institutional Class:
Net assets	$1,981,547,129
Shares of beneficial interest outstanding, unlimited authorization, no par	271,272,312
Net asset value per share	$7.30

Class R6:
Net assets	$152,412,869
Shares of beneficial interest outstanding, unlimited authorization, no par	20,864,762
Net asset value per share	$7.30

* Investments, at cost	$3,254,539,187
† Including securities on loan	39,449,177
= Short-term investments held as collateral for loaned securities, at cost	41,022,418
∆ Foreign currencies, at cost	6,134,763

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year ended October 31, 2022

Investment Income:
Interest	$112,607,853
Dividends	843,018
Securities lending income	167,280
Foreign tax withheld	(82,146)
113,536,005

Expenses:
Management fees	16,163,224
Distribution expenses — Class A	1,542,117
Distribution expenses — Class C	640,144
Distribution expenses — Class R	89,353
Dividend disbursing and transfer agent fees and expenses	3,767,884
Accounting and administration expenses	526,148
Reports and statements to shareholders expenses	484,730
Legal fees	201,552
Trustees’ fees and expenses	169,701
Custodian fees	166,134
Registration fees	65,076
Audit and tax fees	48,809
Other	358,986
24,223,858
Less expenses waived	(6,542,205)
Less expenses paid indirectly	(786)
Total operating expenses	17,680,867
Net Investment Income (Loss)	95,855,138

Statement of operations
Delaware Diversified Income Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(152,676,530)
Foreign currencies	(9,150,172)
Foreign currency exchange contracts	7,990,839
Futures contracts	(2,883,802)
Options written	(1,029,146)
Swap contracts	1,477,269
Net realized gain (loss)	(156,271,542)

Net change in unrealized appreciation (depreciation) on:
Investments	(570,419,603)
Foreign currencies	(374,646)
Foreign currency exchange contracts	(347,986)
Futures contracts	(9,223,497)
Swap contracts	(13,304)
Net change in unrealized appreciation (depreciation)	(580,379,036)
Net Realized and Unrealized Gain (Loss)	(736,650,578)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(640,795,440)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Diversified Income Fund

	Year ended
	10/31/22	10/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$95,855,138	$85,999,477
Net realized gain (loss)	(156,271,542)	53,383,815
Net change in unrealized appreciation (depreciation)	(580,379,036)	(63,045,840)
Net increase (decrease) in net assets resulting from operations	(640,795,440)	76,337,452

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(23,066,930)	(18,967,282)
Class C	(1,934,727)	(1,862,937)
Class R	(625,346)	(548,609)
Institutional Class	(104,246,421)	(80,849,624)
Class R6	(7,782,275)	(2,738,331)

Return of capital:
Class A	(288,676)	—
Class C	(29,940)	—
Class R	(8,363)	—
Institutional Class	(1,212,051)	—
Class R6	(88,931)	—
	(139,283,660)	(104,966,783)

Capital Share Transactions:
Proceeds from shares sold:
Class A	78,530,690	153,227,523
Class C	5,302,387	11,748,362
Class R	2,780,118	4,314,172
Institutional Class	651,922,761	1,066,676,879
Class R6	22,800,364	52,334,081

Net assets from merger:[1]
Class R6	—	159,933,281

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	22,005,751	16,471,265
Class C	1,919,000	1,770,649
Class R	631,046	534,388
Institutional Class	101,807,214	75,367,845
Class R6	7,409,284	2,533,655
	895,108,615	1,544,912,100

Statements of changes in net assets
Delaware Diversified Income Fund

	Year ended
	10/31/22	10/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(166,056,657)	$(182,345,423)
Class C	(26,446,748)	(83,953,367)
Class R	(5,697,939)	(9,587,287)
Institutional Class	(1,321,551,288)	(662,572,994)
Class R6	(67,358,062)	(18,106,567)
	(1,587,110,694)	(956,565,638)
Increase (decrease) in net assets derived from capital share transactions	(692,002,079)	588,346,462
Net Increase (Decrease) in Net Assets	(1,472,081,179)	559,717,131

Net Assets:
Beginning of year	4,179,328,671	3,619,611,540
End of year	$2,707,247,492	$4,179,328,671

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights
Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
$9.17	$9.23	$8.85	$8.19	$8.74

0.21	0.19	0.22	0.27	0.29
(1.77)	(0.02)	0.42	0.68	(0.53)
(1.56)	0.17	0.64	0.95	(0.24)

(0.25)	(0.23)	(0.26)	(0.27)	(0.25)
(0.06)	— [2]	—	—	—
— [2]	—	—	(0.02)	(0.06)
(0.31)	(0.23)	(0.26)	(0.29)	(0.31)

$7.30	$9.17	$9.23	$8.85	$8.19

(17.34% )	1.90%	7.37%	11.82% [4]	(2.77% )

$511,883	$716,494	$733,935	$751,229	$734,630
0.70%	0.69%	0.69%	0.70%	0.77%
0.89%	0.86%	0.86%	0.88%	0.87%
2.57%	2.04%	2.47%	3.16%	3.37%
2.38%	1.87%	2.30%	2.98%	3.27%
106%	198%	112%	167%	122%

Financial highlights
Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
$9.17	$9.22	$8.85	$8.19	$8.74

0.15	0.12	0.15	0.20	0.22
(1.77)	(0.01)	0.41	0.69	(0.52)
(1.62)	0.11	0.56	0.89	(0.30)

(0.19)	(0.16)	(0.19)	(0.21)	(0.19)
(0.06)	— [2]	—	—	—
— [2]	—	—	(0.02)	(0.06)
(0.25)	(0.16)	(0.19)	(0.23)	(0.25)

$7.30	$9.17	$9.22	$8.85	$8.19

(17.96% )	1.25%	6.45%	10.99% [4]	(3.49% )

$46,151	$79,733	$149,707	$250,652	$382,168
1.45%	1.44%	1.44%	1.45%	1.52%
1.64%	1.61%	1.61%	1.63%	1.62%
1.82%	1.29%	1.72%	2.41%	2.62%
1.63%	1.12%	1.55%	2.23%	2.52%
106%	198%	112%	167%	122%

Financial highlights
Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
$9.17	$9.22	$8.85	$8.19	$8.73

0.19	0.17	0.20	0.25	0.27
(1.77)	(0.01)	0.41	0.68	(0.52)
(1.58)	0.16	0.61	0.93	(0.25)

(0.23)	(0.21)	(0.24)	(0.25)	(0.23)
(0.06)	— [2]	—	—	—
— [2]	—	—	(0.02)	(0.06)
(0.29)	(0.21)	(0.24)	(0.27)	(0.29)

$7.30	$9.17	$9.22	$8.85	$8.19

(17.55% )	1.76%	6.99%	11.54% [4]	(2.90% )

$15,253	$21,563	$26,403	$36,082	$46,060
0.95%	0.94%	0.94%	0.95%	1.02%
1.14%	1.11%	1.11%	1.13%	1.12%
2.32%	1.79%	2.22%	2.91%	3.12%
2.13%	1.62%	2.05%	2.73%	3.02%
106%	198%	112%	167%	122%

Financial highlights
Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
$9.18	$9.23	$8.86	$8.20	$8.74

0.23	0.21	0.25	0.29	0.31
(1.78)	(0.01)	0.40	0.68	(0.52)
(1.55)	0.20	0.65	0.97	(0.21)

(0.27)	(0.25)	(0.28)	(0.29)	(0.27)
(0.06)	— [2]	—	—	—
— [2]	—	—	(0.02)	(0.06)
(0.33)	(0.25)	(0.28)	(0.31)	(0.33)

$7.30	$9.18	$9.23	$8.86	$8.20

(17.22% )	2.27%	7.52%	12.09% [4]	(2.41% )

$1,981,547	$3,129,804	$2,671,510	$2,619,167	$2,886,234
0.45%	0.44%	0.44%	0.45%	0.52%
0.64%	0.61%	0.61%	0.63%	0.62%
2.82%	2.29%	2.72%	3.41%	3.62%
2.63%	2.12%	2.55%	3.23%	3.52%
106%	198%	112%	167%	122%

Financial highlights
Delaware Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
$9.18	$9.23	$8.86	$8.20	$8.74

0.24	0.22	0.25	0.30	0.31
(1.78)	(0.01)	0.41	0.68	(0.51)
(1.54)	0.21	0.66	0.98	(0.20)

(0.28)	(0.26)	(0.29)	(0.30)	(0.28)
(0.06)	— [2]	—	—	—
— [2]	—	—	(0.02)	(0.06)
(0.34)	(0.26)	(0.29)	(0.32)	(0.34)

$7.30	$9.18	$9.23	$8.86	$8.20

(17.15% )	2.35%	7.61%	12.18% [4]	(2.33% )

$152,413	$231,735	$38,057	$23,584	$17,835
0.36%	0.36%	0.36%	0.36%	0.44%
0.55%	0.53%	0.53%	0.54%	0.54%
2.91%	2.37%	2.80%	3.50%	3.70%
2.72%	2.20%	2.63%	3.32%	3.60%
106%	198%	112%	167%	122%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2022

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended October 31, 2022 and for all open tax years (years ended October 31, 2019–October 31, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. During the year ended October 31, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Notes to financial statements
Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At October 31, 2022, the Fund posted $213,000 cash collateral for TBA trades from The Bank of New York Mellon (BNY Mellon), which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations - In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than

Notes to financial statements
Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

$1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub- Advisor a portion of its investment management fee.

DMC has contractually agreed to waive all or a portion of its investment advisory fee and/or pay/ reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.45% of the Fund’s Class A, Class C, Class R, and Institutional Class average daily net assets and 0.36% of the Fund’s Class R6 shares average daily net assets from November 1, 2021 through October 31, 2022.* For purposes of those waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis.

This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended October 31, 2022, the Fund paid $149,114 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2022, the Fund paid $305,883 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay a 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended October 31, 2022, the Fund paid $98,403 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended October 31, 2022, DDLP earned $7,777 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2022, DDLP received gross CDSC commissions of $10,885 and $6,960 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Notes to financial statements
Delaware Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

*	The aggregate contractual waiver period covering this report is from February 26, 2021 through February 28, 2023.

3. Investments

For the year ended October 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$1,027,528,179
Purchases of US government securities	2,529,125,394
Sales other than US government securities	1,217,703,407
Sales of US government securities	2,924,777,514

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$3,297,943,474
Aggregate unrealized appreciation of investments and derivatives	$14,465,346
Aggregate unrealized depreciation of investments and derivatives	(534,429,700)
Net unrealized depreciation of investments and derivatives	$(519,964,354)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2022:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$88,737,793	$—		$88,737,793
Agency Commercial Mortgage-Backed Securities	—	5,483,355	—		5,483,355
Agency Mortgage-Backed Securities	—	595,592,224	—		595,592,224
Collateralized Debt Obligations	—	46,960,064	—		46,960,064
Common Stocks	1,279,091	—	—	[1]	1,279,091
Convertible Bonds	—	17,888,780	—		17,888,780
Corporate Bonds	—	1,280,222,978	—		1,280,222,978
Loan Agreements	—	101,824,747	—		101,824,747
Municipal Bonds	—	13,237,776	—		13,237,776
Non-Agency Asset-Backed Securities	—	47,927,543	—		47,927,543

Notes to financial statements
Delaware Diversified Income Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Non-Agency Collateralized Mortgage Obligations	$—	$68,315,099	$—	$68,315,099
Non-Agency Commercial Mortgage-Backed Securities	—	260,881,266	—	260,881,266
Sovereign Bonds	—	43,648,972	—	43,648,972
US Treasury Obligations	—	86,855,755	—	86,855,755
Short-Term Investments	87,853,228	—	—	87,853,228
Securities Lending Collateral	41,022,418	—	—	41,022,418
Total Value of Securities	$130,154,737	$2,657,576,352	$—	$2,787,731,089

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$574,625	$—	$574,625
Futures Contracts	3,492,941	—	—	3,492,941
OTC Credit Default Swaps	—	121,386	—	121,386
Liabilities:
Futures Contracts	$(13,940,921)	$—	$—	$(13,940,921)

[1]	The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.
[2]	Foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended October 31, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2022 and 2021 were as follows:

	Year ended
	10/31/22	10/31/21
Ordinary income	$114,710,544	$104,966,783
Long-term capital gains	22,945,155	—
Return of capital	1,627,961	—
Total	$139,283,660	$104,966,783

5. Components of Net Assets on a Tax Basis

As of October 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,408,963,295
Distributions payable	(324,065)
Capital loss carryforwards	(181,427,384)
Unrealized depreciation of investments, foreign currencies, and
derivatives	(519,964,354)
Net assets	$2,707,247,492

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of swap contracts, mark-to-market of futures contracts, tax deferral of straddles losses, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2022, the Fund had no reclassifications.

At October 31, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$101,343,801	$80,083,583	$181,427,384

Notes to financial statements
Delaware Diversified Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/22	10/31/21
Shares sold:
Class A	9,350,545	16,454,475
Class C	622,663	1,264,410
Class R	335,176	465,089
Institutional Class	78,513,554	114,933,678
Class R6	2,774,201	5,625,914

Shares from merger:[1]
Class R6	—	17,178,655

Shares issued upon reinvestment of dividends and distributions:
Class A	2,648,564	1,776,189
Class C	229,257	190,437
Class R	75,911	57,606
Institutional Class	12,209,855	8,121,337
Class R6	889,088	273,792
	107,648,814	166,341,582

Shares redeemed:
Class A	(20,003,538)	(19,648,722)
Class C	(3,224,445)	(8,988,650)
Class R	(673,021)	(1,033,398)
Institutional Class	(160,502,371)	(71,351,905)
Class R6	(8,049,672)	(1,949,255)
	(192,453,047)	(102,971,930)
Net increase (decrease)	(84,804,233)	63,369,652

[1]	See Note 7.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended October 31, 2022 and October 31, 2021, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
10/31/22	106,750	40,679	868,077	46,615	106,747	862,775	$8,033,059
10/31/21	161,173	274,887	756,347	274,816	141,687	777,123	11,206,874

7. Reorganization

On February 24, 2021, the Board approved a proposal to reorganize (the “Reorganization”) Macquarie Core Plus Bond Portfolio (the “Acquired Fund”), a series of Macquarie Institutional Portfolios, with and into Delaware Diversified Income Fund (the “Acquiring Fund”), a series of the Trust. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of the Acquiring Fund, a fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on July 23, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
Macquarie Core Plus Bond Portfolio - Portfolio Class		Delaware Diversified Income Fund - Class R6
$159,933,281	15,712,373	17,178,655	$63,938,093	1.0933

The net assets of the Acquiring Fund before the Reorganization were $3,949,385,507. The net assets of the Acquiring Fund immediately following the Reorganization were $4,109,318,788.

Notes to financial statements

Delaware Diversified Income Fund

7. Reorganization (continued)

Assuming the Reorganization had been completed on November 1, 2020, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2021, would have been as follows:

Net investment income	$88,918,474
Net realized gain on investments	54,945,611
Net change in unrealized appreciation (depreciation)	(62,849,732)
Net increase in net assets resulting from operations	$81,014,353

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above. It operates substantially the same manner as the Original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of October 31, 2022, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended October 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At October 31, 2022, the Fund posted $7,855,541 in cash collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Diversified Income Fund

9. Derivatives (continued)

During the year ended October 31, 2022, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at October 31, 2022.

During the year ended October 31, 2022, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into interest rate swaps to manage its sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2022, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended October 31, 2022, the Fund entered into CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of

Notes to financial statements

Delaware Diversified Income Fund

9. Derivatives (continued)

instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At October 31, 2022, the Fund received $920,000 in cash collateral for open over-the-counter credit default swap contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of October 31, 2022 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$574,625	$—	$—	$574,625
Variation margin due from broker on futures contracts*	—	3,492,941	—	3,492,941
Unrealized appreciation on over the counter credit default swap contracts	—	—	121,386	121,386
Total	$574,625	$3,492,941	$121,386	$4,188,952

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts	Total
Variation margin due to broker on futures contracts*	$(13,940,921)	$(13,940,921)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through October 31, 2022. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended October 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Currency contracts	$7,990,839	$—	$(1,029,146)	$—	$6,961,693
Interest rate contracts	—	(2,883,802)	—	—	(2,883,802)
Credit contracts	—	—	—	1,477,269	1,477,269
Total	$7,990,839	$(2,883,802)	$(1,029,146)	$1,477,269	$5,555,160

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(347,986)	$—	$—	$(347,986)
Interest rate contracts	—	(9,223,497)	—	(9,223,497)
Credit contracts	—	—	(13,304)	(13,304)
Total	$(347,986)	$(9,223,497)	$(13,304)	$(9,584,787)

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended October 31, 2022:

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average notional value)	USD	80,825	USD	50,137,214
Futures contracts (average notional value)		312,710,537		146,880,761
Options contracts (average value)*		362,972		157,309
CDS contracts (average notional value)**	EUR	—	EUR	4,567,262
CDS contracts (average notional value)**	USD	12,754,063	USD	734,014

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.

10. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master

Notes to financial statements

Delaware Diversified Income Fund

10. Offsetting (continued)

Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At October 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$159,493	—	$159,493
TD Bank	536,518	—	536,518
Total	$696,011	—	$696,011

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
JPMorgan Chase Bank	$159,493	$—	$(159,493)	$—	$—	$—
TD Bank	536,518	—	(430,000)	—	—	106,518
Total	$696,011	$—	$(589,493)	$—	$—	$106,518

Securities Lending

Securities lending transactions are entered into by the Fund under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 11).

As of October 31, 2022, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of New York Mellon	$39,449,177	$(39,449,177)	$—	$(39,449,177)	$—

(a)	The value of the related collateral exceeded the value of the derivatives and securities lending transactions as of October 31, 2022, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other

Notes to financial statements

Delaware Diversified Income Fund

11. Securities Lending (continued)

bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022:

Securities Lending Transactions	Overnight and continuous	Under 30 days	Between 30 & 90 days	Over 90 Days	Total
Money Market Mutual Fund	$41,022,418	$—	$—	$—	$41,022,418

At October 31, 2022, the value of securities on loan was $39,449,177, for which the Fund received cash collateral of $41,022,418. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

12. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Fund’s performance.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including

Notes to financial statements
Delaware Diversified Income Fund

12. Credit and Market Risk (continued)

prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section (4)(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of

Notes to financial statements
Delaware Diversified Income Fund

14. Recent Accounting Pronouncements (continued)

LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds and Shareholders of Delaware Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Diversified Income Fund (one of the series constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)
Delaware Diversified Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2022, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	16.47%
(B) Ordinary Income Distributions (Tax Basis)	82.36%
(C) Return of Capital (Tax Basis)	1.17%
Total Distributions (Tax Basis)	100.00%

(A), (B) and (C) is based on a percentage of the Fund’s total distributions.

For the fiscal year ended October 31, 2022, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended October 31, 2022, the Fund has reported maximum distributions of Qualified Interest Income of $101,491,773.

The percentage of the ordinary dividends reported is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 90.29%.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Diversified Income Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie

Other Fund information (Unaudited)
Delaware Diversified Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Investment Management Austria Kapitalanlage AG (“MIMAK”), and Macquarie Investment Management Europe Limited (“MIMEL” and together with MIMGL and MIMAK, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods and since inception, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional core plus bond funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the second quartile and for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

Other Fund information (Unaudited)
Delaware Diversified Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that, as of March 31, 2022, the Fund’s net assets exceeded its third breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in

Other Fund information (Unaudited)
Delaware Diversified Income Fund

Form N-PORT and proxy voting information (continued)

the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2]	President,	President and	127	Macquarie Asset	None
100 Independence	Chief Executive	Chief Executive		Management[3]
610 Market Street	Officer,	Officer		(2015–Present)
Philadelphia, PA	and Trustee	since August 2015		-Global Head of
19106-2354				Macquarie Asset
February 1970		Trustee since		Management Public
		September 2015		Investments
(2019–Present)
-Head of Americas of
Macquarie Group
(2017–Present)
-Deputy Global Head of
Macquarie Asset
Management
(2017–2019)
-Head of Macquarie
Asset Management
Americas (2015–2017)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D.	Trustee	Since January 2019	127	Stonebrook Capital	None
Abernathy				Management, LLC
100 Independence				(financial
610 Market Street				technology: macro
Philadelphia, PA				factors and databases)
19106-2354				-Managing Member
July 1959				(1993-Present)

Thomas L. Bennett	Chair and Trustee	Trustee since March	127	Private Investor	None
100 Independence		2005		(2004–Present)
610 Market Street		Chair since March
Philadelphia, PA		2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	127	J.P. Morgan Chase & Co.	Banco Santander International
100 Independence				(1987-2013)	(2016–2019)
610 Market Street				-Chief Executive Officer,	Santander Bank, N.A.
Philadelphia, PA				Private Wealth	(2016-2019)
19106-2354				Management
November 1958				(2011–2013)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow	Trustee	Since January 2013	127	Private Investor	None
100 Independence				(2011–Present)
610 Market Street
Philadelphia, PA
19106-2354
January 1953

H. Jeffrey Dobbs	Trustee	Since April 2019[4]	127	KPMG LLP	TechAccel LLC
100 Independence				(2002-2015)	(2015–Present)
610 Market Street				-Global Sector Chairman,	PatientsVoices, Inc.
Philadelphia, PA				Industrial Manufacturing	(2018–Present)
19106-2354				(2010-2015)	Valparaiso University Board
May 1955					(2012-Present)
Ivy Funds Complex (2019-2021)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry	Trustee	Since January 2001	127	Drexel University	Federal Reserve
100 Independence				-President	Bank of Philadelphia
610 Market Street				(2010–Present)	(2020–Present)
Philadelphia, PA					FS Credit Real Estate Income
19106-2354					Trust, Inc. (2018–Present)
May 1960					vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr.	Trustee	Since November	127	University of Oklahoma	OU Medicine, Inc.
100 Independence		1998[4]		-President	(2020–Present)
610 Market Street				(2020–Present)	Big 12 Athletic Conference
Philadelphia, PA				-Interim President	(2019-Present)
19106-2354				(2019–2020)	Valliance Bank
January 1967				-Vice President and	(2007–Present)
				Dean, College of Law	Ivy Funds Complex
				(2010–2019)	(1998-2021)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
(2019–Present)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J.	Trustee	Since April 2019[4]	127	Children’s Mercy	Brixmor Property Group Inc.
Lawrence				Hospitals and Clinics	(2021-Present)
100 Independence				(2005–2019)	Sera Prognostics Inc.
610 Market Street				-Chief Administrative	(biotechnology) (2021-Present)
Philadelphia, PA				Officer	Recology (resource recovery)
19106-2354				(2016–2019)	(2021-Present)
September 1957					Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
Ivy Funds Complex (2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A.	Trustee	Since September	127	Banco Itaú International	Florida Chapter of National
Sevilla-Sacasa		2011		-Chief Executive Officer	Association of Corporate
100 Independence				(2012–2016)	Directors (2021-Present)
610 Market Street					Callon Petroleum Company
Philadelphia, PA					(2019-Present)
19106-2354					Camden Property Trust
January 1956					(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
(2018-2019)

Thomas K. Whitford	Trustee	Since January 2013	127	PNC Financial Services	HSBC USA Inc.
100 Independence				Group (1983–2013)	(2014–2022)
610 Market Street				-Vice Chairman	HSBC North America
Philadelphia, PA				(2009-2013)	Holdings Inc.
19106-2354					(2013–2022)
March 1956					HSBC Finance Corporation
(2013–2018)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood	Trustee	Since January 2019	127	Gore Creek	The Merger Fund
100 Independence				Capital, Ltd.	(2013–2021),
610 Market Street				-Chief Executive Officer	The Merger Fund VL
Philadelphia, PA				and President	(2013–2021),
19106-2354				(2009–Present)	WCM Alternatives: Event-Driven
August 1959					Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans	Trustee	Since April 1999	127	3M Company	Okabena Company (2009–2017)
100 Independence				(1995-2012)
610 Market Street				-Vice President and
Philadelphia, PA				Treasurer (2006–2012)
19106-2354
July 1948
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	127	David F. Connor has	None[5]
100 Independence	General Counsel, and	since May 2013;		served in various
610 Market Street	Secretary	General Counsel		capacities at different
Philadelphia, PA		since May 2015;		times at Macquarie Asset
19106-2354		Secretary since		Management.
December 1963		October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	127	Daniel V. Geatens has	None[5]
100 Independence	and Treasurer	and Treasurer since		served in various
610 Market Street		October 2007		capacities at different
Philadelphia, PA				times at Macquarie Asset
19106-2354				Management.
October 1972

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus	Senior Vice President	Senior Vice President	127	Richard Salus has	None
100 Independence	and Chief Financial	and Chief Financial		served in various
610 Market Street	Officer	Officer since		capacities at different
Philadelphia, PA		November 2006		times at Macquarie Asset
19106-2354				Management.
October 1963

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $47,480 for the fiscal year ended October 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $43,650 for the fiscal year ended October 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,634 for the fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,265 for the fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2021.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended October 31, 2022 and October 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® ADVISER FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 4, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 4, 2023